                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         UNIVERSAL FOODS CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                          UNIVERSAL FOODS CORPORATION

                           433 EAST MICHIGAN STREET
                          MILWAUKEE, WISCONSIN 53202

                           NOTICE OF ANNUAL MEETING
                          TO BE HELD JANUARY 21, 1999

To the Shareholders of
Universal Foods Corporation:

  NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders ("Meeting") of Universal Foods Corporation, a Wisconsin corporation ("Company"), will be held at the Italian Community Center, 631 East Chicago Street, Milwaukee, Wisconsin, on Thursday, January 21, 1999, at 2:00 p.m., Central Standard Time, for the following purposes:

    1. To elect five directors of the Company as described in the accompanying proxy statement.

    2. To approve the Amended and Restated Articles of Incorporation of Universal Foods Corporation, including an amendment to Section 3.1 thereof increasing the number of authorized shares of Common Stock from 100,000,000 to 250,000,000.

    3. To approve an amendment to Section 5.1 of the Universal Foods Corporation 1998 Stock Option Plan.

    4. To ratify the appointment of Deloitte & Touche LLP, certified public accountants, as the independent auditors of the Company for fiscal 1999.

    5. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on December 4, 1998, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

  We encourage you to attend the Meeting and vote your shares in person. However, whether or not you are able to attend the Meeting, please complete the enclosed proxy and return it promptly using the envelope provided so that your shares will be represented at the Meeting. You may revoke your proxy at any time before it is actually voted by notice in writing to the undersigned or by attending the Meeting and voting in person. Your attention is directed to the attached proxy statement and accompanying proxy.

                                          On Behalf of the Board of Directors

                                          John L. Hammond
                                          Secretary

Milwaukee, Wisconsin
December 15, 1998

                          UNIVERSAL FOODS CORPORATION
                           433 EAST MICHIGAN STREET
                          MILWAUKEE, WISCONSIN 53202
                                (414) 271-6755

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                               JANUARY 21, 1999

                               ----------------

                                    GENERAL

  This proxy statement and accompanying proxy are first being furnished to the shareholders of Universal Foods Corporation, a Wisconsin corporation ("Company"), beginning on or about December 15, 1998, in connection with the solicitation by the Board of Directors of the Company ("Board") of proxies for use at the Company's 1999 Annual Meeting of Shareholders to be held at the Italian Community Center, 631 East Chicago Street, Milwaukee, Wisconsin, on Thursday, January 21, 1999, at 2:00 p.m., Central Standard Time, and at any adjournments thereof ("Meeting"), for the purposes set forth in the attached Notice of Annual Meeting of Shareholders and in this proxy statement.

  Accompanying this proxy statement are a Notice of Annual Meeting of Shareholders and a form of proxy for the Meeting solicited by the Board. The Annual Report to Shareholders, which also accompanies this proxy statement, contains financial statements for the three years ended September 30, 1998, and certain other information concerning the Company. The Annual Report and financial statements are neither a part of this proxy statement nor incorporated herein by reference.

  Only holders of record of the Company's Common Stock ("Common Stock") as of the close of business on December 4, 1998, are entitled to notice of, and to
vote at, the Meeting. On that date, the Company had   l  shares of Common
Stock outstanding, each of which is entitled to one vote for each proposal submitted for shareholder consideration at the Meeting.

  A proxy, in the enclosed form, which is properly executed, duly returned to the Company or its authorized representatives or agents and not revoked will be voted in accordance with the shareholder's instructions contained in the proxy. If no instructions are indicated on the proxy, the shares represented thereby will be voted "FOR" the Board's five nominees for director, "FOR" the approval of the Company's Amended and Restated Articles of Incorporation, including an amendment to Section 3.1 thereof increasing the number of shares of authorized Common Stock from 100,000,000 to 250,000,000, "FOR" the approval of an amendment to Section 5.1 of the Universal Foods Corporation 1998 Stock Option Plan, "FOR" ratification of the Board's selection of Deloitte & Touche LLP as the Company's independent auditors for fiscal 1999 and on such other matters that may properly come before the Meeting in accordance with the best judgment of the individual proxies named in the proxy. Any shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice thereof to the Secretary. Any shareholder attending the Meeting may vote in person whether or not the shareholder has previously filed a proxy. Presence at the Meeting by a shareholder who has signed a proxy does not in itself revoke the proxy. The shares represented by all properly executed proxies received prior to the Meeting will be voted as directed by the shareholders.

  The cost of soliciting proxies will be borne by the Company. Proxies may be solicited by directors, officers or employees of the Company in person, by telephone or by telegram. The Company will use the services of D.F. King & Co., Inc., New York, New York, to aid in the solicitation of proxies. Their charges will be $7,500 plus reasonable expenses. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in sending proxy materials to the beneficial owners.

                                    ITEM 1
                             ELECTION OF DIRECTORS

  The Board of Directors consists of eleven members divided into three classes of four, four and three directors each. One class is elected each year to serve for a term of three years.

  Five directors are to be elected at the Meeting. Three of the nominees are currently directors of the Company. Incumbent director Mr. Leon T. Kendall is retiring after fourteen years of service, having reached the age of 70, which is the mandatory retirement age for members of the Board of Directors under the Company's Bylaws. Incumbent director Mr. James H. Keyes has chosen to retire at the end of his term, which expires in January 1999. Mr. Keyes has served as a director for eight years. The Board of Directors has chosen Mr. Richard A. Abdoo, Chairman, President and Chief Executive Officer of Wisconsin Energy Corp., and Mr. Alberto Fernandez, Chief Executive Officer of Pyosa, S.A. de C.V., a Mexican specialty chemical company, to replace Messrs. Kendall and Keyes. Because Messrs. Kendall and Keyes' retirements coincide with the expiration of their current terms, Messrs. Abdoo and Mr. Fernandez are being nominated for three-year terms expiring in 2002.

  Effective April 30, 1998, Mr. Guy A. Osborn, former Chairman and Chief Executive Officer of the Company, resigned from the Board. At the June 25, 1998 Board meeting, Dr. Fergus M. Clydesdale, Professor and Head of the Department of Food Science at the University of Massachusetts--Amherst, was unanimously elected to replace Mr. Osborn. Although the Board of Directors has the power under the Company's Bylaws to elect Dr. Clydesdale to fill the vacancy created by Mr. Osborn's resignation without action by the shareholders, the Board of Directors chose to give the shareholders the opportunity to vote at the Meeting on Dr. Clydesdale's election to a two-year term (the remainder of the term of Mr. Osborn, the director whom Dr. Clydesdale was chosen to replace) expiring in 2001.

  Mr. James L. Forbes and Dr. Carol I. Waslien Ghazaii have been directors of the Company previously and are being nominated for three-year terms expiring in 2002. The remaining six directors will continue to serve in accordance with their previous elections.

  It is intended that the persons named as proxies in the accompanying proxy will vote "FOR" the election of the Board's five nominees. If any nominee should become unable to serve as a director prior to the Meeting, the shares represented by proxies otherwise voted in favor of the Board's five nominees or which do not contain any instructions will be voted "FOR" the election of such other person as the Board may recommend. Under Wisconsin law, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election, assuming a quorum is present. For this purpose, "plurality" means that the individuals receiving the largest number of votes are elected as directors, up to the maximum number of directors to be chosen at the election. Therefore, any shares of Common Stock which are not voted on this matter at the Meeting (whether by abstention, broker nonvote or otherwise) will have no effect on the election of directors at the Meeting.

  Pursuant to the Company's Bylaws, written notice of other qualifying nominations by shareholders for election to the Board must have been received by the Secretary no later than December 2, 1998. As no notice of any such other nominations was received, no other nominations for election to the Board of Directors may be made by shareholders at the Meeting.

  Set forth below is certain information about the Board's nominees and the six continuing members.

  THE BOARD OF DIRECTORS  UNANIMOUSLY RECOMMENDS A  VOTE "FOR" ALL NOMINEES.
    SHARES OF  COMMON STOCK  REPRESENTED  AT THE  MEETING BY  EXECUTED BUT
      UNMARKED PROXIES WILL BE VOTED "FOR" ALL NOMINEES.

                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
                  FOR THREE-YEAR TERMS EXPIRING JANUARY, 2002

                                                                            YEAR
                                                                           FIRST
                                           POSITION WITH COMPANY          ELECTED
               NAME AND AGE                 OR OTHER OCCUPATION           DIRECTOR
         ------------------------- -------------------------------------- --------
         RICHARD A. ABDOO...... 54 Chairman, President and Chief
                                   Executive Officer, Wisconsin Energy
                                   Corp., a supplier of electric, gas and
                                   real estate development services;
                                   Director of Marshall & Ilsley Corp.
                                   and Sundstrand Corp.

------------
------------

         ALBERTO FERNANDEZ..... 52 Chief Executive Officer, Pyosa, S.A.
                                   de C.V., a Mexican chemical company
                                   specializing in lead oxides, fine
                                   chemicals and dyes (1)
------------
------------

------------
         JAMES L. FORBES           President, Chief Executive Officer and   1989
         A, E, F............... 66 Director of Badger Meter, Inc., a
                                   manufacturer and marketer of flow
                                   measurement and control products;
                                   Director of Blue Cross & Blue Shield
                                   United of Wisconsin, United Wisconsin
                                   Services, Inc., Firstar Corporation
                                   and Journal Communications, Inc.
------------

         DR. CAROL I. WASLIEN      Professor and Chair, Public Health       1981
         GHAZAII                   Sciences, School of Public Health,
         A, S.................. 58 University of Hawaii

------------
------------
--------
  A--Audit Committee                      F--Finance Committee
  C--Compensation and Development Committee
                                          N--Nominating Committee
  E--Executive Committee                  S--Scientific Advisory Committee
(1) In September, 1997, the Company acquired certain assets of the food color business of Pyosa, S.A. de C.V., which is located in Monterrey, Mexico.

                 NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS
                   FOR A TWO-YEAR TERM EXPIRING JANUARY, 2001

                                                                            YEAR
                                                                           FIRST
                                           POSITION WITH COMPANY          ELECTED
               NAME AND AGE                 OR OTHER OCCUPATION           DIRECTOR
         ------------------------- -------------------------------------- --------
         DR. FERGUS M. CLYDESDALE  Professor and Head of the Department     1998
         S..................... 61 of Food Science at the University of
                                   Massachusetts--Amherst

------------
------------
--------
  A--Audit Committee                      F--Finance Committee
  C--Compensation and Development Committee
                                          N--Nominating Committee
  E--Executive Committee                  S--Scientific Advisory Committee

            MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
                         TERMS EXPIRING JANUARY, 2000

                                                                           YEAR
                                                                          FIRST
                                          POSITION WITH COMPANY          ELECTED
               NAME AND AGE                OR OTHER OCCUPATION           DIRECTOR
         ------------------------ -------------------------------------- --------
         JOHN F. BERGSTROM        Chairman and Chief Executive Officer     1994
         C, E, N.............. 52 of Bergstrom Corporation, which owns automotive dealerships and commercial
                                  real estate; Director of Wisconsin
                                  Energy Corporation, Wisconsin Electric
                                  Co., Kimberly-Clark Corporation,
                                  Midwest Express Airlines and Banta
                                  Corp.
------------
------------

         WILLIAM V. HICKEY        President and Chief Operating Officer    1997
         C, E, F.............. 54 of Sealed Air Corporation, a leading global manufacturer of a complementary
                                  line of protective, food and specialty
                                  packaging materials and systems (1)

         KENNETH P. MANNING       Chairman of the Board, President and     1989
         E, S................. 56 Chief Executive Officer of the
                                  Company; Director of Firstar
                                  Corporation and Badger Meter, Inc. (2)

------------
------------
--------
  A--Audit Committee                      F--Finance Committee
  C--Compensation and Development Committee
                                          N--Nominating Committee
  E--Executive Committee                  S--Scientific Advisory Committee
(1) Mr. Hickey served as Executive Vice President and Chief Operating Officer of Sealed Air Corporation from 1994 to 1996 and as its Senior Vice President--Finance and Chief Financial Officer from 1991 to 1994.
(2) Mr. Manning was elected Chief Executive Officer effective October 1, 1996, and was elected Chairman effective April 30, 1997.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
                          TERMS EXPIRING JANUARY, 2001

                                                                            YEAR
                                                                           FIRST
                                           POSITION WITH COMPANY          ELECTED
               NAME AND AGE                 OR OTHER OCCUPATION           DIRECTOR
         ------------------------- -------------------------------------- --------
         MICHAEL E. BATTEN         Chairman of the Board and Chief          1980
         F, N.................. 58 Executive Officer of Twin Disc, Inc.,
                                   a manufacturer of transmission
                                   components; Director of Briggs &
                                   Stratton Corporation, Firstar
                                   Corporation and Simpson Industries

------------
------------

         JAMES A.D. CROFT          Retired Director of Richard Ellis        1997
         A, C.................. 61 Holdings Limited, Property and
                                   Investment Consultants

------------
         ESSIE WHITELAW            President and Chief Operating Officer    1993
         C, N.................. 50 of Blue Cross & Blue Shield United of
                                   Wisconsin, a comprehensive health
                                   insurer; Director of WICOR, Inc. and
                                   Compcare
------------

--------
  A--Audit Committee                      F--Finance Committee
  C--Compensation and Development Committee
                                          N--Nominating Committee
  E--Executive Committee                  S--Scientific Advisory Committee

  All nominees and directors continuing in office have held their current positions or otherwise have served in their respective positions with the listed organizations for more than five years. No director, nominee for director or executive officer had any material interest, direct or indirect, in any business transaction of the Company or any subsidiary during the 1998 fiscal year, nor does any director, nominee or executive officer have any material interest, direct or indirect, in any such proposed transaction.

  The Board of Directors met five times during fiscal 1998, and, except for Mr. Batten, each director attended at least 75% of the meetings of the Board and the Board Committees on which he or she served that were held during the period in which he or she was a director.

COMMITTEES OF THE BOARD OF DIRECTORS

  The Executive Committee of the Board of Directors, which currently consists of Messrs. Bergstrom, Forbes, Hickey, Keyes and Manning, did not meet in fiscal 1998. This Committee has the power and authority of the Board of Directors in directing the management of the business and affairs of the Company in the intervals between Board of Directors meetings, except to the extent limited by law.

  The Audit Committee of the Board of Directors met twice during fiscal 1998. Messrs. Croft, Forbes, Kendall and Dr. Waslien Ghazaii are the members of the Audit Committee. This Committee, among other things: (a) recommends the engagement of the independent auditors of the Company and approves their fee and the scope and timing of their audit services; (b) reviews the Company's internal control structure with the independent auditors; (c) reviews with the independent auditors their report on the consolidated financial statements of the Company, their recommendations for improvements in the internal controls of the Company and the implementation of such recommendations; (d) reviews the Company's internal audit program; and (e) reviews the adequacy and appropriateness of the various policies of the Company dealing with the principles governing performance of corporate activities. These policies, which are set forth in the Company's Code of Conduct, include antitrust compliance, conflict of interest and business ethics.

  Members of the Compensation and Development Committee of the Board of Directors, which held three meetings during fiscal 1998, include Messrs. Bergstrom, Croft, Hickey and Ms. Whitelaw. This Committee reviews and approves all compensation programs for senior management of the Company, including salary structure, base salary and short- and long-term incentive compensation plans, including stock options and non-qualified fringe benefit programs. The Committee also reviews and approves annual changes in each elected officer's compensation including base salary and short- and long-term incentive awards, and approves all executive employment contracts. The Committee annually recommends to the Board of Directors the election of Company officers. In addition, the Committee annually reviews the performance of the Chief Executive Officer and reviews and approves the Chief Executive Officer's management development and succession plans for the Company.

  The Nominating Committee of the Board of Directors, which consists of Messrs. Batten, Bergstrom, Kendall and Ms. Whitelaw, met twice during fiscal 1998. This Committee studies and makes recommendations concerning the composition of the Board of Directors and its committee structure and reviews the compensation of Board and Committee members. The Committee also recommends persons to be nominated by the Board of Directors for election as directors of the Company at the Annual Meeting of Shareholders. The Committee will consider nominees recommended by shareholders. Recommendations by shareholders should be forwarded to the Secretary of the Company and should identify the nominee by name and provide detailed information concerning his or her qualifications. The Company's Bylaws require that shareholders give advance notice and furnish certain information to the Company in order to nominate a person for election as a director. See the discussion under "Future Shareholder Proposals and Nominations" on page 29.

  The Scientific Advisory Committee of the Board of Directors, which met twice during fiscal 1998, reviews the Company's research and development programs with respect to the quality and scope of work undertaken. It advises the Company on maintaining product leadership through technological innovation, reports on new technological trends that would significantly affect the Company and suggests possible new emphases with respect to its research programs. Members of the Scientific Advisory Committee are Dr. Clydesdale, Dr. Waslien Ghazaii and Mr. Manning.

  The Finance Committee of the Board of Directors, which held one meeting during fiscal 1998, reviews and monitors the Company's financial planning and structure to ensure conformance with the Company's requirements for growth and fiscally sound operation. The Committee reviews and approves: (a) the Company's annual capital budget, long-term financing plans, existing credit facilities and investments and commercial and investment banking relationships; (b) existing insurance programs, foreign currency management and the stock repurchase program; (c) the Company's dividend policy, including payout levels and timing; and (d) the financial management and administrative operation of the Company's qualified and non-qualified benefit plans. Messrs. Batten, Forbes and Hickey are members of the Finance Committee.

DIRECTOR COMPENSATION AND BENEFITS

  Directors who are not employees of the Company received during fiscal 1998 an annual retainer of $22,000 and fees of $1,000 for each Board and Committee meeting attended in addition to reimbursable expenses for such attendance. Each Committee chairperson receives an additional $1,000 annually for serving in that capacity. A portion of the annual retainer is paid in Common Stock pursuant to the Universal Foods Corporation Director Stock Grant Plan (the "Director Plan") as approved by the shareholders on January 23, 1992. Under the Director Plan, each non-employee director automatically receives an award of Common Stock on October 1 of each year. The value of the award was $5,500 for fiscal 1998. The award consists of a number of shares of Common Stock determined by dividing the value of the award by the per share closing price of Common Stock on the New York Stock Exchange on October 1. The shares may not be sold or otherwise transferred for a period of six months after the grant date, except in the event of death or disability. On October 1, 1997, 270 shares of Common Stock were awarded to each of the following current non-employee directors: Messrs. Batten, Bergstrom, Croft, Forbes, Hickey, Kendall, Keyes, Dr. Waslien Ghazaii and Ms. Whitelaw. Such shares were transferred from the Company's treasury stock.

  The Company has an unfunded retirement plan for non-employee directors who have at least three years (one full term) of service with the Company as a director. The plan provides a benefit equal to the annual retainer fee for directors in effect at the time of the director's departure from the Board. This benefit, payable only during the lifetime of the participant, continues for a period equal to the amount of time the individual was an active director. During the benefit period, the participant must be available to the Chairman of the Board for consultation.

  The Company has a Deferred Compensation Plan available to any director who is entitled to compensation as a Board member. Under this plan, the maximum amount that is eligible to be deferred is the total of all fees paid to the director by reason of his or her membership on the Board or any Committee thereof other than the portion of the annual retainer paid in Common Stock. The fees deferred are credited to individual deferred compensation accounts which bear interest at the rate of 6.5%. The amounts deferred pursuant to this plan will be paid in either (i) a lump sum on January 31st of the calendar year following the year in which the director ceases to be a director or (ii) five equal consecutive annual installments commencing on January 31st of the first calendar year after the director ceases to serve as a director. In the event of death, the balance in a director's account will be paid in a lump sum to a designated beneficiary or to the director's estate.

                            PRINCIPAL SHAREHOLDERS

MANAGEMENT

  The following table sets forth certain information as of November 30, 1998, regarding the beneficial ownership of Common Stock by each of the executive officers of the Company who is named in the Summary Compensation Table set forth below, each director and nominee and all of the directors and executive officers of the Company as a group. Except as otherwise indicated, all shares listed are owned with sole voting and investment power.

                                                          AMOUNT AND NATURE OF
                                                          BENEFICIAL OWNERSHIP
                                                                   AND
      NAME OF BENEFICIAL OWNER                           PERCENT OF CLASS (1)(2)
      ------------------------                           -----------------------
      Richard A. Abdoo..................................                0
      Michael E. Batten.................................            3,849
      John F. Bergstrom.................................            3,531
      Dr. Fergus M. Clydesdale..........................            2,667
      James A.D. Croft..................................            1,337
      Alberto Fernandez.................................                0
      James L. Forbes...................................            3,399
      Michael Fung......................................          109,207
      Dr. Carol I. Waslien Ghazaii......................            1,408
      William V. Hickey.................................            2,537
      Richard F. Hobbs..................................          166,245
      Leon T. Kendall...................................            5,349
      James H. Keyes....................................            5,678
      Kenneth P. Manning................................          452,218
      James F. Palo.....................................          199,233
      Essie Whitelaw....................................            1,821
      Michael A. Wick...................................          249,657
      All directors and executive officers
       as a group (25 persons)..........................        1,495,341

--------
(1) No director or named executive officer beneficially owns 1% or more of the Company's Common Stock. The beneficial ownership of all directors and executive officers as a group represents [ . %] of the outstanding Common Stock. In each case this percentage is based upon the assumed exercise of that number of options which are included in the total number of shares shown (see Note (2), below).
(2) Includes the following shares subject to stock options which are currently exercisable or exercisable within 60 days of November 30, 1998: Mr. Fung-- 80,663 shares; Mr. Hobbs--118,798 shares; Mr. Manning--344,531 shares; Mr. Palo--149,165 shares; Mr. Wick--206,497 shares; and all directors and executive officers as a group--1,135,816 shares.

OTHER BENEFICIAL OWNERS

  The following table sets forth information regarding beneficial ownership by those persons whom the Company believes to be beneficial owners of more than 5% of the Common Stock of the Company.

                                                         AMOUNT AND
                      NAME AND ADDRESS                    NATURE OF    PERCENT
                     OF BENEFICIAL OWNER                OWNERSHIP (1)  OF CLASS
                     -------------------                -------------  --------
      Morgan Stanley, Dean Witter, Discover & Co.......   5,153,184(2)   9.07%
      Principal Mutual Life Ins. Co....................   3,353,200(3)   6.53%
      Universal Foods Retirement Employee Stock
       Ownership Plan ("ESOP").........................   3,944,770(4)   7.61%

--------
(1) All share amounts reflected in this table and the accompanying footnotes have been restated as necessary to reflect the Company's May 6, 1998 two-for-one stock split.
(2) Morgan Stanley, Dean Witter, Discover & Co., 1585 Broadway, New York, New York 10036 ("Morgan Stanley") and its subsidiary, Miller Anderson & Sherrerd, LLP, 1 Tower Bridge, Suite 1100, West Conshohocken, PA 19428 ("Miller Anderson"), filed a joint Schedule 13G on February 11, 1998, which reported that Morgan Stanley held shared voting power with respect to 2,992,310 shares and shared dispositive power with respect to 5,153,184 shares, including 1,408,700 and 1,659,200 shares with respect to which Miller Anderson reported shared voting power and shared dispositive power, respectively. According to the Schedule 13G, Morgan Stanley and Miller Anderson are investment advisors registered under Section 203 of the Investment Advisors Act of 1940.
(3) Invista Capital Management, 699 Walnut, 1500 Hub Tower, Des Moines, IA 50309 ("Invista"), filed a Schedule 13G/A on February 13, 1998, which reported on behalf of its parent holding company, Principal Mutual Life Ins. Co., 711 High Street, Des Moines, IA 50392-0088 ("Principal"), that Principal held shared voting power and shared dispositive power with respect to 3,353,200 shares, including 3,318,800 shares with respect to which Invista reported shared voting power and shared dispositive power. According to the Schedule 13G/A, Invista is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940.
(4) The Trustee of both the ESOP and the Universal Foods Corporation Savings Plan ("Savings Plan") is Fidelity Management Trust Company, 82 Devonshire Street, Boston, Massachusetts 02109 ("Fidelity"). The Savings Plan holds 2,246,907 shares of Common Stock, or 4.39% of the number of shares outstanding. Fidelity has advised the Company that it disclaims beneficial ownership of these shares. The percentages held by the ESOP and the
    Savings Plan are based on   .   shares of Common Stock outstanding as of
    November 30, 1998.

                 COMPENSATION AND DEVELOPMENT COMMITTEE REPORT

 Introduction

  This report describes the Company's executive compensation programs and the basis on which fiscal year 1998 compensation was determined with respect to the executive officers of the Company. The Committee is composed entirely of independent non-employee directors and met three times during fiscal 1998. A more complete description of the Committee functions is set forth under the heading "Committees of the Board of Directors" on page 7.

 Compensation Policy and Objectives

  The Company has developed an overall compensation policy and specific compensation plans that tie a significant portion of executive compensation to the Company's success in meeting specified financial goals ("Program"). The overall objectives of the Program are to attract and retain the best possible executive talent, to motivate these executives to achieve the Company's business strategy, to link executive and shareholder interests through equity-based plans and to provide a program that recognizes individual contributions and achievement.

  Each year the Committee conducts a review of the Program. This review includes a meeting with an independent compensation consultant assessing the effectiveness of the Program and comparing it to a group of public corporations that represent the Company's competition for executive talent. The Committee approves the selection of comparator companies used for this analysis. The Committee determines the compensation for the 15 elected officers including the five most highly compensated Company executives. In reviewing individual performance, the Committee takes into account the recommendations of Mr. Manning. Key elements of the Company's Program are base salary, short-term (annual) incentives and long-term incentives.

 Base Salaries

  Base salaries are initially determined by evaluating the responsibilities of the position, the experience of the individual and the competitive marketplace for executive talent, including a comparison with base salaries for comparator positions at other companies. The base salary levels of the Company's executives are targeted at the 50th percentile of the range of base pay levels of similarly positioned executives in other companies. Base pay levels are determined using regression analysis because of the difference in size between the comparator companies and the Company. The Committee annually reviews each executive's base salary. Adjustments are determined by evaluating the financial performance of the Company, the performance of each executive officer against job specifications, any new responsibilities and average percentage pay increases provided by the comparator companies for similar positions. In the case of executive officers with responsibility for a particular business unit, such unit's financial results are also considered.

  As reflected in the Summary Compensation Table on page 13, Mr. Manning's base salary was increased in fiscal 1998 by $70,000 (16.2%). In determining Mr. Manning's base salary, the Committee weighed the aforementioned criteria equally.

 Annual Bonuses

  The Management Incentive Plans for elected officers ("Annual Plans") promote the Company's pay-for-performance policy by providing annual cash payments to executives based upon achieving overall Company or divisional financial goals. The Annual Plans are subject to a target of 45% to 85% of fiscal base salary depending on a participant's position in the Company. The award is based on the achievement of a targeted Earnings Per Share level, and in certain cases division sales operating profit, for the fiscal year, with 100% of the maximum award being paid upon achieving the targeted level. Performance in excess of the targeted level allows for a payment of up to 125% of the maximum award.

  Target bonus award levels approximate the 50th percentile (adjusted for company size) of comparator companies' practices for each executive position. For performance exceeding the targeted levels, the bonus opportunities are tied to 75th percentile practices among comparator companies. In fiscal 1998, Mr. Manning's bonus opportunity was 85% of his base salary. As reflected in the Summary Compensation Table, his bonus award under the Annual Plan was $532,313 or approximately 106.3% of his base salary. The Company's Earnings Per Share level for fiscal 1998 exceeded the targeted level.

 Stock Awards and Long-Term Incentives

  Under the Company's 1994 Employee Stock Plan and 1998 Stock Option Plan, which were approved by the shareholders, restricted stock or stock options may be granted to the Company's executive officers and other key employees. The Committee makes annual decisions regarding appropriate stock-based grants for each executive based on the following equally weighted factors. The Committee considers the Company's financial performance, executives' levels of responsibilities and predicted award values at the 50-75th percentile of long-term incentive compensation practices for similar positions at other companies. These factors determine the amount which may be represented by the determined grant value of options and restricted stock. Generally, restricted stock is only awarded to recognize a significant contribution to the Company's performance. Restricted stock vests in five years. All outstanding options have an exercise price equal to the market price on the date of grant and vest in increments of one-third of the total grant on each of the first, second and third anniversaries of the date of grant. This compensation approach is designed to provide incentive to create shareholder value over the long-term, since the full benefit of the compensation cannot be realized unless stock price appreciation occurs over a number of years. In fiscal 1998, Mr. Manning received options to purchase 73,000 shares at their fair market value on the date of grant and received 15,000 shares of restricted stock. Other named executive officers who each received 5,000 shares of restricted stock during fiscal 1998 were Messrs. Fung, Hobbs, Palo and Wick.

 Code Section 162(m)

  Section 162(m) of the Internal Revenue Code limits the Company's income tax deduction for compensation paid in any taxable year to certain executive officers to $1,000,000 per individual, subject to several exceptions. The Committee intends to grant awards under the 1998 Stock Option Plan that are designed to qualify for the performance-based compensation exception, subject to shareholder approval of the proposed amendment to Section 5.1 of the 1998 Stock Option Plan. However, the Committee may grant such awards and the Company may enter into compensation arrangements from time to time, which do not qualify for deductibility under Section 162(m).

 Compensation and Development Committee

    John F. Bergstrom, Chairperson
    James A.D. Croft
    William V. Hickey
    Essie Whitelaw

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table sets forth information on the compensation of the Chief Executive Officer and each of the other four most highly compensated executive officers (collectively, the "named executive officers") of the Company as of September 30, 1998.

                            ANNUAL
                         COMPENSATION      LONG-TERM COMPENSATION
                      ------------------ --------------------------
   NAME AND                               RESTRICTED   SECURITIES    ALL OTHER
   PRINCIPAL            BASE     BONUS   STOCK AWARDS  UNDERLYING   COMPENSATION
   POSITION      YEAR SALARY($)  ($)(1)     ($)(2)    OPTIONS(#)(3)    ($)(4)
   ---------     ---- --------- -------- ------------ ------------- ------------
Kenneth P.
 Manning         1998 $501,000  $532,313   $323,436      73,000       $84,505
 Chairman,
  President and  1997  431,000   322,776    120,563      76,000        68,140
 Chief
  Executive
  Officer        1996  381,000   229,133          0      90,000        64,137
Michael Fung     1998  285,000   231,563    107,813      32,000        43,620
 Vice President
  and Chief      1997  264,000   151,193     80,375      40,000        37,013
 Financial
  Officer        1996  250,000   106,128          0      50,000        32,449
Michael A. Wick  1998  230,000   163,516    107,813      23,000        38,168
 President--
  Color          1997  215,000   148,415     80,375      28,000        32,344
 Products        1996  203,000   105,176          0      37,000        30,697
Richard F.
 Hobbs           1998  215,000   174,688    107,813      29,000        33,530
 Vice
  President--    1997  195,000   103,077     80,375      34,000        29,160
 Administration  1996  187,000    79,383          0      40,000        29,098
James F. Palo    1998  222,000   166,500    107,813      22,000        49,612
 President--
  Dehydrated     1997  210,000   148,050     80,375      26,000        46,354
 Products        1996  200,000   127,883          0      33,000        43,960

--------
(1) Consists of awards under the Company's Management Incentive Plans.
(2) The amounts in the table reflect the market value on the date of award of restricted shares of Common Stock ("Restricted Stock"). Total number and value of shares of Restricted Stock held as of September 30, 1998 (based on the $20.875 per share closing price of the Common Stock on September 30, 1998) for each named executive officer are: Kenneth P. Manning--31,000 shares/$647,125; Michael Fung--11,000 shares/$229,625; Michael A. Wick-- 16,200 shares/$338,175; Richard F. Hobbs--12,400 shares/$258,850; and
    James F. Palo--15,800 shares/$329,825. Dividends are paid on Restricted Stock when paid on Common Stock.
(3) Awards for 1997 and 1996 have been restated to reflect the Company's May 6, 1998 two-for-one stock split.
(4) Consists of contributions under certain benefit plans for the five named executive officers as set forth in the following table. The ESOP and Savings Plan are tax-qualified plans which are subject to government imposed annual limitations on contributions. At the time the ESOP and Savings Plan were adopted to replace the Company's former defined benefit pension plan, the Transition Retirement Plan, also a tax-qualified plan, was adopted to assure that affected employees would receive approximately the same level of benefits through normal retirement age that they would have received under the former defined benefit pension plan. The Company's Supplemental Benefits Plan, a non-tax qualified plan, replaces benefits which cannot be provided by the tax-qualified ESOP, Savings Plan and Transition Plan because of these annual limitations. The amounts shown in the table below as contributed to the ESOP, Savings Plan and Transition Plan which exceed the applicable annual limits were contributed to the non-tax qualified Supplemental Benefits Plan.

                                  ESOP                SAVINGS PLAN         TRANSITION PLAN
                         ----------------------- ----------------------- --------------------
                          1998    1997    1996    1998    1997    1996    1998   1997   1996
                         ------- ------- ------- ------- ------- ------- ------ ------ ------
Mr. Manning............. $49,427 $39,608 $36,608 $32,951 $26,405 $25,402 $2,127 $2,127 $2,127
Mr. Fung................  26,172  22,208  21,368  17,448  14,805  11,081      0      0      0
Mr. Wick................  22,705  19,211  18,491  15,137  12,807  11,880    326    326    326
Mr. Hobbs...............  19,085  16,463  15,983  12,723  10,975  11,393  1,722  1,722  1,722
Mr. Palo................  22,203  20,248  19,673  14,802  13,499  11,680 12,607 12,607 12,607

STOCK OPTIONS

  The following table sets forth information concerning the grant of stock options under the Company's 1998 Stock Option Plan during fiscal 1998 to the named executive officers.

                                     PERCENTAGE
                         NUMBER OF    OF TOTAL                           POTENTIAL REALIZABLE VALUE
                         SECURITIES   OPTIONS                            AT ASSUMED ANNUAL RATES OF
                         UNDERLYING  GRANTED TO                           STOCK PRICE APPRECIATION
                          OPTIONS   EMPLOYEES IN EXERCISE OR             FOR TEN-YEAR OPTION TERM(4)
                          GRANTED   1998 FISCAL   BASE PRICE  EXPIRATION ---------------------------
          NAME           (#)(1)(2)      YEAR     ($/SHARE)(3)    DATE         5%           10%
          ----           ---------- ------------ ------------ ---------- ------------ --------------
Kenneth P. Manning......   73,000       12.2%      $21.5625    9/14/08   $    989,919 $    2,508,650
Michael Fung............   32,000        5.3%       21.5625    9/14/08        433,937      1,099,682
Michael A. Wick.........   23,000        3.8%       21.5625    9/14/08        311,892        790,397
Richard F. Hobbs........   29,000        4.8%       21.5625    9/14/08        393,256        996,587
James F. Palo...........   22,000        3.7%       21.5625    9/14/08        298,332        756,032
All Shareholders (5)....      --         --             --         --    $693,715,182 $1,758,010,473

--------
(1) The options reflected in the table were granted on September 14, 1998, under the Company's 1998 Stock Option Plan (the "1998 Plan") and include both incentive stock options under Section 422 of the Internal Revenue Code and nonstatutory stock options. The exercise price of each option granted was equal to 100% of the fair market value of the Common Stock on the date of grant. The options granted vest in increments of one-third of the total grant on each of the first, second and third anniversaries of the grant date. The options are subject to early vesting in the event of the individual's death, disability or retirement. Upon a "Change of Control" of the Company (as defined in the 1998 Plan), all options then outstanding will become immediately exercisable in full.
(2) The nonstatutory stock options granted to elected officers (including the individuals named in the above table) were granted subject to shareholder approval of the proposed amendment to Section 5.1 of the 1998 Plan (See "Item 3. Amendment to Section 5.1 of the Company's 1998 Stock Option Plan"). If the shareholders do not approve the proposed amendment to
    Section 5.1, these nonstatutory stock options will be forfeited. The number of nonstatutory stock options which were granted and which are subject to shareholder approval of the proposed amendment to Section 5.1 are as follows: Mr. Manning--68,363; Mr. Fung--27,363; Mr. Wick--18,363; Mr. Hobbs--24,363; and Mr. Palo--17,363. If the shareholders do not approve the proposed amendment to Section 5.1 of the 1998 Plan, the information set forth in the above table would be identical for each individual named in the table, as follows: Each of the named individuals would have been granted 4,637 stock options (all of which would have been incentive stock options), constituting 1.32% of all stock options granted during fiscal 1998, at an exercise price of $21.5625 per share, which would have had potential realizable values of $62,880 and $159,351, respectively, at the assumed annual rates of stock price appreciation set forth above.
(3) The exercise price of options may be paid in cash or its equivalent, by delivering previously issued shares of Common Stock, or any combination thereof, or by electing to have the Company withhold shares of Common Stock issuable upon exercise with a fair market value equal to the exercise price.
(4) The option values presented were calculated based on a per-share price of $21.5625 on the date of grant at assumed 5% and 10% annualized rates of appreciation for the term of the grant. The actual value, if any, that an individual may realize upon exercise will depend on the excess of the market price of the Common Stock over the option exercise price on the date the option is exercised. There is no assurance that the actual value realized by an individual upon the exercise of an option will be at or near the value estimated under the model described above.
(5) The potential realizable value for "All Shareholders" is determined on the assumption that the price of the Company's Common Stock appreciated over the term of the options from the $21.5625 per share market price as of the date of grant at an annualized rate (a) of 5% (which would result in a value on September 14, 2008, of $35.123 per share); and (b) 10% (which would result in a value on September 14, 2008, of

   $55.9276 per share). The "All Shareholders" information is calculated based on 51,156,898 shares of the Company's Common Stock outstanding as of September 30, 1998. Thus, for comparative purposes, the total value of such Common Stock as of September 14, 1998, the date on which the options were granted, would be $1,103,070,613.

AGGREGATE OPTION EXERCISES IN 1998 FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

  The following table sets forth information regarding the exercise of stock options by each of the named executive officers during the 1998 fiscal year and the fiscal year-end value of unexercised stock options held by such officers.

                                                    NUMBER OF SECURITIES    VALUE OF UNEXERCISED IN-
                                                   UNDERLYING UNEXERCISED             THE-
                           SHARES                     OPTIONS AT END OF       MONEY OPTIONS AT END
                         ACQUIRED ON                FISCAL 1998 (#)(1)(3)   OF FISCAL 1998 ($) (2)(3)
                          EXERCISE      VALUE     ------------------------- -------------------------
      NAME                 (#)(1)    REALIZED ($) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
      ----               ----------- ------------ ----------- ------------- ----------- -------------
Kenneth P. Manning......   63,400      $502,117     344,531      153,669    $1,512,580    $198,967
Michael Fung............    6,000        49,688      80,663       75,337       336,235     109,398
Michael A. Wick.........    8,610       128,265     206,497       54,003     1,066,120      80,118
Richard F. Hobbs........   40,100       324,582     118,798       65,002       506,711      88,550
James F. Palo...........   18,000       158,496     149,165       50,335       538,896      71,989

--------
(1) Share amounts for exercises prior to the Company's May 6, 1998 two-for-one stock split have been restated to reflect the split.
(2) The dollar values were calculated by determining the difference between the fair market value of the underlying shares of Common Stock and the various applicable exercise prices of the named executive officers' outstanding options at the end of fiscal 1998. As provided by the Company's 1990 Employee Stock Plan, 1994 Employee Stock Plan and the 1998 Plan, the fair market value of the underlying shares of Common Stock on any date is equal to the price of the Company's Common Stock as reported on the New York Stock Exchange. On September 30, 1998, the closing price of the Common Stock as reported on the New York Stock Exchange was $20.875 per share.
(3) Nonstatutory stock options granted to elected officers (including the individuals named in the above table) were granted subject to shareholder approval of the proposed amendment to Section 5.1 of the 1998 Plan (See "Item 3. Amendment to Section 5.1 of the Company's 1998 Stock Option Plan"). If the shareholders do not approve the proposed amendment to
    Section 5.1, these nonstatutory stock options, none of which were in-the-money at the end of fiscal 1998, will be forfeited, and the named executive officers would have held the following unexercised and unexercisable stock options at September 30, 1998: Mr. Manning--85,306; Mr. Fung--47,974; Mr. Wick--35,640; Mr. Hobbs--40,639; and Mr. Palo--32,972.

EMPLOYMENT AGREEMENTS

  The Company has an employment contract with Mr. Manning dated November 5, 1987, and amended May 10, 1988. The term of the agreement is for three years, which is automatically extended annually for additional one-year periods, except that in no event will the term of his employment extend beyond the calendar month in which his 65th birthday occurs or he becomes disabled or dies. During this employment period, the agreement provides for the payment of base salary (subject to annual adjustment), plus bonus and customary fringe benefits. The agreement can be terminated by the Board of Directors with or without cause. If terminated without cause, certain termination benefits are payable to Mr. Manning in an amount equal to his base salary then in effect plus, in the discretion of the Board of Directors, the bonus for the most recently completed fiscal year. Mr. Manning would also continue to receive fringe benefits for not more than one year. In the event of a change of control of the Company, Mr. Manning's employment contract would be superseded by a Change of Control Employment and Severance Agreement as described below, except that he would be entitled to retain certain retirement and disability benefits under his employment contract.

  The Company also has Change of Control Employment and Severance Agreements with Mr. Manning and 14 other executive officers who are part of the executive officer group. Each of these agreements provides that in the event of a "change of control," as defined in the respective agreement, the Company will continue to employ the executive for a period of three years following the date of such change of control. During this employment period, the executive will receive as compensation a base salary, subject to annual adjustment, bonus awards in accordance with past practice and all other customary fringe benefits in effect as of the date of the change of control. The agreements can be terminated upon 30 days' notice by the Company in the event of the executive's disability. The agreements can also be terminated by the Company for "cause" and by the executive for "good reason." If terminated by the Company other than for cause or disability, or by the executive for good reason, the Company will pay the executive an amount equal to the sum of (i) accrued unpaid deferred compensation and vacation pay, and (ii) three times the executive's base salary plus the highest annual bonus for the last three fiscal years. The executive will also be entitled to coverage under existing benefit plans for three years and a payment equal to the vested amounts plus a payment equal to three additional years of employer contributions under the Savings Plan, ESOP, Transition Retirement Plan, and Supplemental Benefits Plan. The Savings Plan, ESOP and Supplemental Benefits Plan provide for full vesting of all accounts upon the occurrence of a change of control. In addition, payments under the Company's supplemental executive retirement plan, described below, are calculated based on an adjusted final salary reflecting three additional years of salary increases consistent with past practice. If terminated for cause, the Company will pay the executive his annual base salary through termination. If the executive's employment is terminated by reason of death or disability, the Company will pay certain accrued obligations and other customary death or disability benefits. In all cases, the Company will pay any excise taxes assessed against any payments made to the executive.

  The Company provides a non-qualified supplemental executive retirement benefit for selected officers and key employees. Generally, participants contribute to the plan, in each year until death or retirement, an amount equal to the term insurance premium applicable to a life insurance benefit of three times the participant's base salary in effect on the date of acceptance into the plan, unless all amounts were previously paid under a predecessor plan. A pre-retirement survivor income benefit equal to 20%, 25% or 30% of base salary payable for 15 or 20 years is available to designated beneficiaries if the participant dies prior to retirement. At the time of retirement, the participant may continue the survivor income benefit or elect to receive a supplemental retirement income benefit equal to 20%, 25% or 30% of base salary for 15 or 20 years or an actuarially equivalent survivor benefit. The benefit obligations under this plan are funded primarily through Company-owned life insurance policies and other assets; the Company contributed $1,750,000 to fund this plan in fiscal 1998. The named executive officers participate in this plan. The program is designed so that if the assumptions made as to mortality experience, policy dividends and other factors are realized, the Company will recover all of its payments plus an interest factor for the use of Company money.

  The Company has established two so-called "Rabbi Trusts" ("Rabbi Trusts I and II") by entering into trust agreements with a trustee to assure the satisfaction of the obligations of the Company under various plans and agreements to make deferred and other payments to certain of its past, present and future executives including the current executive officers named in the Summary Compensation Table on page 13. Pursuant to Rabbi Trusts I and II, the Company has deposited, and is obligated to maintain on deposit, with the trustee, either amounts of cash, marketable securities and/or insurance policies sufficient to fund such payments. Rabbi Trusts I and II will terminate upon the earlier of the exhaustion of the trust corpus or the final payment to the executives pursuant to all of such plans and agreements, and any remaining assets will be paid to the Company.

  The Company has also entered into another trust agreement ("Rabbi Trust III") with a trustee to assure that payments to non-employee directors will not be improperly withheld. Rabbi Trust III was established on substantially the same terms as Rabbi Trusts I and II, except that Rabbi Trust III is revocable under certain circumstances and is currently funded with a nominal amount but is required to be fully funded by the Company in the event of a potential change of control or a change of control (as defined in Rabbi Trust
III) or at such other time as the Board of Directors may determine.

                           COMPANY STOCK PERFORMANCE

  The following graph compares the cumulative annual change since September 30, 1993, in (a) the total shareholder return on the Common Stock with (b) the total return on the Standard & Poor's 500 Food Index (the "S&P Food Index"), and (c) the total return on the Standard & Poor's 500 Composite Index (the "S&P Composite Index"), assuming that $100 was invested in each of the Common Stock, the stocks comprising the S&P Food Index and the stocks comprising the S&P Composite Index on September 30, 1993 and assuming that all dividends were reinvested at the end of the month in which they are paid.

                     COMPARISON OF FIVE-YEAR TOTAL RETURN
  AMONG UNIVERSAL FOODS CORPORATION, THE S&P FOOD INDEX AND THE S&P COMPOSITE
                                     INDEX


                                                  SEPTEMBER 30,
                                 -----------------------------------------------
                                  1993    1994    1995    1996    1997    1998
                                 ------- ------- ------- ------- ------- -------
Universal Foods Corporation..... $100.00 $ 89.90 $109.12 $104.69 $133.47 $141.85
S&P Food Index..................  100.00  110.81  137.61  169.83  226.43  240.42
S&P Composite Index.............  100.00  103.69  134.50  164.81  227.26  247.85

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors to file initial reports of beneficial ownership (on Form 3) and reports of changes in beneficial ownership (on either Form 4 or Form 5) with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. SEC regulations require officers and directors to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, and upon certifications from reporting persons who did not file year-end reports on Form 5 that no such reports were required, the Company believes that during the fiscal year ended September 30, 1998, all its officers and directors complied with Section 16(a) filing requirements except as follows: two officers, Jorge Slater and Dr. Ho Seung Yang, who were first elected to their positions and became subject to the Section 16 reporting requirements during the fiscal year ended September 30, 1998 filed their initial beneficial ownership reports on Form 3 one and seven days late, respectively.

                                    ITEM 2
                APPROVAL OF THE COMPANY'S AMENDED AND RESTATED
                    ARTICLES OF INCORPORATION, INCLUDING AN
                      AMENDMENT TO SECTION 3.1 INCREASING
                        THE NUMBER OF AUTHORIZED SHARES
                             OF COMMON STOCK FROM
                          100,000,000 TO 250,000,000

RESTATED ARTICLES OF INCORPORATION

  The Board of Directors, on November 12, 1998, adopted Restated Articles of Incorporation for the principal purpose of harmonizing, updating and consolidating into a single unified document various amendments and restatements which have been adopted by the Board or the shareholders over the years, including an update to a statutory reference in Section 8.1 of the Restated Articles of Incorporation. Shareholders were last furnished with a complete copy of the Company's Restated Articles of Incorporation as an attachment to the Company's 1981 annual meeting proxy statement. The principal changes in the Articles of Incorporation made in 1981 and since then were: (i) a shareholder-approved amendment in 1981 adding certain antitakeover provisions (Article X) (other changes adopted in 1981 related to the renumbering of certain articles and sections and the deletion of all references to two series of preferred stock which had previously been redeemed and canceled); (ii) a shareholder-approved amendment in 1987 increasing the number of shares of authorized Common Stock from 15 million to 40 million;
(iii) a shareholder-approved amendment in 1990 increasing the number of shares of authorized Common Stock from 40 million to 100 million; and (iv) an amendment by the Board of Directors in 1998 (which did not require shareholder approval under Wisconsin law) establishing the Series A Participating Cumulative Preferred Stock in connection with the Preferred Stock Shareholder Purchase Rights Plan (the "Rights Plan") discussed below. All of these provisions are included in the Company's current Restated Articles of Incorporation.

  On November 12, 1998, the Board of Directors also authorized an amendment to
Article III, Section 3.1 of the Company's Restated Articles of Incorporation to increase the authorized number of shares of Common Stock from 100,000,000 to 250,000,000, subject to shareholder approval. The proposed amendment, if adopted, would not change the provisions of the present Section 3.1 in any manner other than to increase the number of authorized shares of Common Stock.

SHAREHOLDER VOTE

  The Board of Directors believes that it is appropriate to give the Company's shareholders the opportunity to approve the Company's Amended and Restated Articles of Incorporation in their entirety, even though, except for the proposed amendment to Section 3.1, all of the provisions thereof have been approved over the years either by the shareholders or by the Board of Directors in accordance with Wisconsin law. A copy of the proposed Amended and Restated Articles of Incorporation, which includes the proposed amendment to
Section 3.1, is attached to this proxy statement as Exhibit A and is incorporated herein by reference. Exhibit A includes the text of Section 3.1, as proposed to be amended, on page A-1.

PRESENT CAPITALIZATION

  Common Stock. The Company's authorized capital stock presently includes 100,000,000 shares of Common Stock, par value $0.10 per share. On April 9, 1998, the Board of Directors of the Company declared a two-for-one stock split effected in the form of a 100% stock dividend which was paid on May 22, 1998 to shareholders of record on May 6, 1998 (the "1998 Stock Split"). As a result of the 1998 Stock Split, the number of authorized but unissued shares of Common Stock available to the Company for future issuance was significantly reduced. As of the Record Date, . shares of Common Stock were outstanding (including . shares of treasury stock) and . shares of Common Stock were reserved for issuance under the Company's stock option plans.

  Preferred Stock. The Company's authorized capital also presently includes 250,000 shares of Cumulative Preferred Stock, without par value ("Preferred Stock"), of which 100,000 shares have been designated as Series A Participating Cumulative Preferred Stock and a sufficient number of which are reserved for issuance under the Rights Plan which was adopted by the Board of Directors effective August 6, 1998 to replace a common stock shareholder rights plan which was to have expired on September 30, 1998. The Rights Plan is intended to deter hostile or coercive attempts to acquire the Company. The Rights Plan enables shareholders to acquire shares of Common Stock, or the common stock of an acquiror, at a substantial discount to the public market price should any person or group acquire more than 20% of the Common Stock without the approval of the Board under certain circumstances. The Company is authorized to issue an additional 150,000 shares of Preferred Stock in one or more series, with terms to be fixed by the Board, without a shareholder vote. As of the Record Date, there were no shares of Preferred Stock outstanding. While the Board has no current intentions or plans to issue any Preferred Stock, issuance of shares of Preferred Stock could also be used as an anti-takeover device.

REASONS FOR AND EFFECTS OF INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

  The increase in authorized shares of Common Stock is recommended by the Board of Directors in order to provide a sufficient reserve of such shares for the future growth and needs of the Company. If approved by the shareholders of the Company, such additional authorized shares would be available for future issuance for various corporate purposes at the discretion of the Board of Directors and without further authorization by the shareholders (subject to the requirements of applicable law or the listing requirements of the New York Stock Exchange). Such purposes might include, without limitation, the issuance and sale of Common Stock (i) as part or all of the consideration required to be paid for the acquisition of ongoing businesses or other assets; (ii) in public or private offerings as a means of obtaining additional capital to strengthen the Company and expand its business; (iii) to satisfy any current or future obligation of the Company; (iv) in connection with the exercise of options, warrants, rights, or the conversion of convertible securities of the Company; (v) in public or private exchange offers for other securities of the Company; (vi) as part or all of the consideration to repay or retire any debt of the Company; (vii) in connection with stock splits and dividends; or (viii) with respect to existing or new benefit, option or stock ownership plans or employment agreements. Any such issuance could reduce the current shareholders' proportionate interests in the Company, depending on the number of shares issued and the purpose, terms and conditions of the issuance.

  Moreover, the issuance of additional shares of Common Stock could discourage attempts to acquire control of the Company by tender offer or other means. In such a case, shareholders might be deprived of benefits that could result from such an attempt, such as realization of a premium over the market price of their shares in a tender offer or the temporary increase in market price that could result from such an attempt. Also, the issuance of stock to persons supportive of the Board of Directors could make it more difficult to remove incumbent management and directors from office. The proposed increase in the number of authorized shares of Common Stock will not change the number of shares of Common Stock outstanding or the rights of the holders of such stock.

  Other than for the possibility of issuing new shares of Common Stock upon the exercise of stock options under the Company's stock option plans or in connection with various other benefit plans, the Company does not have any immediate plans, arrangements, commitments or understandings with respect to the issuance of any of the additional shares of Common Stock that would be authorized by the proposed amendment to Section 3.1.

  Although the Board of Directors will authorize the issuance of Common Stock only when it considers such issuance to be in the best interest of the Company, the issuance of additional shares of Common Stock may have, among others, a dilutive effect on earnings per share of Common Stock and on the equity and voting rights of holders of shares of Common Stock as described above. The Board of Directors, however, believes that the benefits of providing the flexibility to issue shares without delay for any business purpose outweigh these possible disadvantages.

  Holders of shares of Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current shareholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership. However, shareholders wishing to maintain their interest may be able to do so through normal market purchases.

VOTE REQUIRED

  Assuming that a quorum is present, the Amended and Restated Articles of Incorporation (including the amendment to Section 3.1) will be approved if more shares are voted at the Meeting in favor of approval than are voted against approval. Under Wisconsin law, any shares not voted at the Meeting with respect to the Amended and Restated Articles of Incorporation (whether as a result of abstention, broker nonvote or otherwise) will have no impact on the vote. If the shareholders do not approve the proposed Amended and Restated Articles of Incorporation, the Company's Restated Articles of Incorporation currently in effect (as set forth on Exhibit A, except for the proposed amendment to Section 3.1) will remain in effect and the Company will be authorized to issue not more than 100,000,000 shares of Common Stock.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE
   AMENDED AND RESTATED ARTICLES OF INCORPORATION, INCLUDING AN AMENDMENT TO
                 SECTION 3.1 THEREOF INCREASING THE NUMBER OF
             AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO
               250,000,000, AS SET FORTH ABOVE. SHARES OF COMMON
                 STOCK REPRESENTED AT THE MEETING BY EXECUTED
                   BUT UNMARKED PROXIES WILL BE VOTED "FOR"
                     APPROVAL OF THE AMENDED AND RESTATED
                          ARTICLES OF INCORPORATION.

                                    ITEM 3
       AMENDMENT TO SECTION 5.1 OF THE COMPANY'S 1998 STOCK OPTION PLAN

THE 1998 STOCK OPTION PLAN

  At the Company's annual shareholders' meeting held on January 22, 1998, the shareholders approved the adoption of the Universal Foods Corporation 1998 Stock Option Plan (the "1998 Plan").

AMENDMENT NO. 1 TO THE 1998 PLAN

  On September 10, 1998, the Board of Directors of the Company, acting pursuant to the authority granted to the Board of Directors under Section 12.1 of the Plan to amend the 1998 Plan without shareholder approval (see "General Information About the 1998 Plan--Amendment, Modification and Termination" below) adopted Amendment No. 1 to the 1998 Plan ("Amendment No. 1") to revise various provisions of the Plan. Amendment No. 1 had the effect of clarifying certain provisions of the 1998 Plan, removing certain restrictions on the time during which certain officers of the Company could exercise stock options or elect to have the Company withhold stock to satisfy their payment obligation upon the exercise of options and amended the definition of "Change of Control." By its terms, the number of shares available for issuance as stock options or Restricted Stock under the 1998 Plan was automatically increased as a result of the 1998 Stock Split.

PROPOSED AMENDMENT TO SECTION 5.1 OF THE 1998 PLAN

  Amendment No. 1 included an amendment to Section 5.1 of the 1998 Plan to add a limitation on the total number of stock options which may be awarded to any person who is granted options or Restricted Stock under the 1998 Plan (a "Participant") over the term of the 1998 Plan. The amendment to Section 5.1 was adopted subject to approval of such amendment by the shareholders of the Company at the Meeting. The amendment to

Section 5.1 is necessary to enable the Company to take advantage of an exception from Section 162(m) of the Internal Revenue Code (the "Code"), which limits the Company's income tax deduction for compensation paid by the Company to any of its five most highly compensated officers in any taxable year to $1 million per individual, subject to several exceptions.

  Participants who exercise nonstatutory stock options ("NSOs") are generally required to recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock at such time over the exercise price. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the Participant. Such ordinary income is not counted toward the $1 million limitation under Code Section 162(m) provided that the NSOs were granted under a stock option plan which (i) provides for the grant of stock options with exercise prices equal to the fair market value (generally, the market price) of the stock at the time of grant, and (ii) contains a limitation on the number of stock options which may be granted to any one individual over a specified period, provided that such plan is approved by the shareholders of the company. Although the 1998 Plan, at the time it was approved by shareholders, did provide for the grant of stock options with exercise prices of not less than the fair market value at the time of grant, it did not contain a limitation on the number of stock options which may be granted to any one Participant over a specified period.

  Because Code Section 162(m) requires that any such limitation be approved by shareholders, the Board of Directors, in adopting Amendment No. 1, determined to submit the proposed amendment to Section 5.1 of the 1998 Plan containing such limitation to the shareholders for approval at the Meeting. The proposed amendment to Section 5.1 is the only amendment included in Amendment No. 1 which was adopted subject to shareholder approval.

TEXT OF PROPOSED AMENDMENT TO SECTION 5.1 OF THE 1998 PLAN

  The text of Section 5.1, as it is proposed to be amended, is as follows (with the limitation required by Code Section 162(m) appearing as italicized text):

    5.1 Number. The total number of shares of Stock reserved and available for issuance under this Plan shall initially be 2,400,000. The number of shares of Stock reserved and available for issuance hereunder shall be subject to adjustment upon occurrence of any of the events indicated in Subsection 5.3 hereof. Of this total number, not more than 600,000 shares may at any time consist of Restricted Stock. No Participant may be granted stock options under this Plan with respect to more than 600,000 shares of Stock (subject to adjustment) during the term of this Plan (as established under Section 6). The shares to be issued under this Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose.

EFFECT OF PROPOSED AMENDMENT TO SECTION 5.1 OF THE 1998 PLAN

  If the shareholders approve the proposed amendment to Section 5.1 of the 1998 Plan, no Participant may be granted Options under the 1998 Plan with respect to more than 600,000 shares of Common Stock (subject to adjustment as discussed under "General Information about the 1998 Plan--Available Shares; Adjustment") during the term of the 1998 Plan (see "General Information about the 1998 Plan--Effective Date; Term") and, accordingly, the maximum value of the Options which any Participant can receive under the 1998 Plan would be equal to 600,000 times the appreciation in the Fair Market value of the Common Stock from the date (or dates) of grant to the date (or dates) of exercise.

GENERAL INFORMATION ABOUT THE 1998 PLAN

  Under SEC regulations, the Company is required to provide a summary of the material features of the 1998 Plan when asking shareholders to consider the approval of a proposed amendment thereto. The following summary contains the same information as the summary of the 1998 Plan contained in the Company's proxy statement for its 1998 annual meeting (except, as noted, where specific provisions have been amended pursuant to Amendment No. 1). Capitalized terms used in this summary are defined in, and all references in this summary to the 1998 Plan refer to, the 1998 Plan, as amended. All references to the "Code" are to the Internal Revenue Code of 1986, as amended. The 1998 Plan authorizes the granting of stock options and Restricted Stock to eligible employees.

  GENERAL. The purpose of the 1998 Plan is to provide for the acquisition of an equity interest in the Company by officers and key employees, which the Company believes will enable it to attract and retain the services of officers and key employees upon whose judgment, interest and special effort its success largely depends.

  LIMITATION ON NUMBER OF OPTIONS THAT MAY BE GRANTED. There is currently no limit on the number of Options that may be granted under the 1998 Plan. If the shareholders approve the proposed amendment to Section 5.1 of the 1998 Plan, the number of Options that may be granted to any Participant will be limited as discussed above under "Effect of Proposed Amendment to Section 5.1 of the 1998 Plan."

  AVAILABLE SHARES; ADJUSTMENT. Up to 2,400,000 shares of Common Stock are available for Awards, of which no more than 600,000 may be shares of Restricted Stock. To date, certain Awards have been made under the 1998 Plan (see "New Plan Benefits," below). The aggregate number of shares of Common Stock authorized for issuance was changed from 1,200,000 to 2,400,000 as a result of the 1998 Stock Split and is subject to further adjustment in the event of any change in the total number of shares outstanding resulting from a stock dividend or split, recapitalization, merger, consolidation, combination, spin-off, split-up, exchange of shares or other similar corporate change. Further, in the event of any such change in the total number of shares outstanding, the Committee shall make an appropriate adjustment to each outstanding Award to change the number of options or the stated exercise price, or both, or to change the number of shares of Restricted Stock, as the case may be.

  ADMINISTRATION. The 1998 Plan is administered by the Compensation and Development Committee of the Board of Directors ("Committee") which must consist of not less than two directors who are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and who are "outside directors" within the meaning of Code Section 162(m). Among other functions, the Committee has the authority to establish rules for the administration of the 1998 Plan, to determine the officers and employees of the Company and its affiliates to whom Awards will be granted, to determine the types of Awards to be granted and the number of shares covered by such Awards and to set the terms and conditions of such Awards. The terms of Awards may differ from Participant to Participant. Subject to the express terms of the 1998 Plan, determinations and interpretations will be in the sole discretion of the Committee and will be binding on all parties.

  ELIGIBILITY. Participants are selected by the Committee from among those officers and key employees who are recommended for participation by the Chief Executive Officer and who, in the opinion of the Committee, are in a position to contribute materially to the Company's continued growth, development and long-term financial success. The Committee's designation of any person to receive an Award does not require the Committee to designate such person to receive an Award at any subsequent time. Approximately 115 officers and key employees are eligible for consideration to receive Awards.

  EFFECTIVE DATE; TERM. The 1998 Plan became effective on January 22, 1998 and will expire on the earlier of January 22, 2008 or the date that all Options and Restricted Stock available for issuance thereunder have been awarded.

  AMENDMENT, MODIFICATION AND TERMINATION. The Board of Directors may at any time amend, alter, suspend, discontinue or terminate the 1998 Plan (subject to shareholder approval if required by applicable law or New York Stock Exchange listing requirement or deemed by the Board to be desirable). Amendment No. 1 was adopted pursuant to this authority. Termination of the 1998 Plan may not adversely affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards shall continue in force and effect after termination except as they may lapse or be terminated by their own terms and conditions.

  STOCK OPTIONS. Options may be either incentive stock options meeting the requirements of Code Section 422 ("ISOs") or nonstatutory stock options ("NSOs").

  Exercise Price. The per share exercise price of Options may not be less than the Fair Market Value of a share of Common Stock on the date of grant. There will be no consideration received by the Company from a Participant in exchange for the original grant of an Option.

  Term. The term of any Option will be as determined by the Committee.

  When Exercisable. Options will become exercisable in such manner and within such period or periods and in such installments or otherwise as determined by the Committee. The Committee may establish provisions relating to the vesting of Options over a period of time, upon the attainment of specified performance goals, or otherwise. Pursuant to Amendment No. 1, the Board of Directors removed a provision no longer required under applicable law which stated that any Option granted to a Participant who is subject to the reporting requirements under Section 16 of the Exchange Act ("Section 16 Participant") may not be exercised until at least six (6) months following the date of its grant.

  Manner of Exercise. Options may be exercised by payment in one or any combination of: (a) cash, (b) if permitted by the Committee, a promissory note from the Participant to the Company (which must be on terms specified in the 1998 Plan), (c) tendering shares of Common Stock having a Fair Market Value at the time of exercise equal to the total exercise price, or (d) by electing to have the Company withhold from the shares of Common Stock otherwise issuable upon exercise of the Option that number of shares of Common Stock having a Fair Market Value at the time of exercise plus cash for any fractional share amounts, equal to the total exercise price. Pursuant to Amendment No. 1, the Board of Directors removed a provision no longer required under applicable law which provided that any election described in (d), above, by a Section 16 Participant must be made during the ten-day period beginning on the third business day following the release of the Company's quarterly or annual consolidated financial statements.

  Special Provisions for ISOs. All ISOs granted under the 1998 Plan will be required to comply with the requirements of Code Section 422, including the following: (i) the term of an ISO may not exceed ten years from the date of its grant and (ii) the Fair Market Value (determined on the grant date) of all shares of Common Stock with respect to which ISOs are exercisable for the first time during any calendar year may not exceed $100,000.

  Transferability. The Committee may permit a Participant to transfer Options directly to (or to a trust or trusts for the exclusive benefit of, or a partnership consisting exclusively of) one or more members of the Participant's immediate family, provided there is no consideration paid to the Participant for any such transfer and the transferee is expressly prohibited from any further transfer of such Options other than upon their death. Unless expressly permitted, no Option may be transferred in any manner other than by will or pursuant to the laws of descent and distribution, and all Options are exercisable during a Participant's lifetime only by the Participant. None of the Options issued to date under the 1998 Plan are transferable.

  Forfeiture. Except as otherwise determined by the Committee, any unexercisable Option will be forfeited, upon termination of a Participant's employment for any reason.

  Substitute Options. If the Company should succeed to the business of another corporation through merger or otherwise, the Committee may grant Options under the 1998 Plan in substitution for options previously granted by such corporation and which are outstanding at the date of the succession. The Committee shall determine the terms and conditions upon which such substitute options will be granted so as to preserve the economic benefits to the optionees.

  RESTRICTED STOCK. Shares of Restricted Stock will be subject to such restrictions as the Committee may impose, which restrictions may lapse separately or in combination at such time or times, or in such installments or otherwise, as the Committee may determine. The Committee may condition the lapse of such restrictions on the passage of time, the attainment of specified performance goals, or otherwise. These conditions may differ from Participant to Participant.

  Forfeiture. Except as otherwise determined by the Committee, shares of Restricted Stock will be forfeited upon termination of a Participant's employment for any reason prior to the lapse of the restrictions thereon.

  Maximum Number. No more than 600,000 shares of Restricted Stock may be issued (subject to adjustment as discussed above under "Available Shares; Adjustment").

  Voting and Dividends. Prior to the lapse of the applicable restrictions thereon, shares of Restricted Stock are entitled to vote and receive dividends on the same basis as all other shares of outstanding Common Stock.

  Limits on Transfer. Until the restrictions thereon have lapsed, Restricted Stock may not be transferred in any manner by a Participant, other than by will, designation of a beneficiary, or the laws of descent and distribution.

  Resale to Company. A Participant, or in the case of death, his or her beneficiary or estate, may require the Company to repurchase up to one-half of the shares of Restricted Stock upon which the restrictions have lapsed within 60 days of such lapse at a price equal to the Fair Market Value determined as of the last business day prior to such lapse.

  CHANGE OF CONTROL.

  Accelerated Vesting; Effect. Upon a "Change of Control," each outstanding Option will automatically vest and the restrictions on each share of Restricted Stock will automatically terminate. Within 60 days after the Change of Control (i) each Participant holding Options will have the right to receive, in exchange for the surrender of such Option, cash equal to the highest of: (A) the difference between the Fair Market Value of the Common Stock covered by the Option on the date of the Change of Control and the exercise price; (B) the difference between the Fair Market Value of the Common Stock covered by the Option on the date of surrender and the exercise price; or (C) the difference between the highest price per share of Common Stock paid in the transaction giving rise to the Change of Control and the exercise price and (ii) each holder of Restricted Stock shall have the right to receive, in exchange for the surrender of such Restricted Stock, cash equal to the highest of (A) the Fair Market Value of the Restricted Stock on the date of surrender;
(B) the highest price paid for the Common Stock in the transaction giving rise to the Change of Control; or (C) the Fair Market Value of such Restricted Stock on the effective date of the Change of Control.

  Change of Control Defined. Pursuant to Amendment No. 1, the Board of Directors amended the definition of "Change of Control" from the definition contained in Section 12 of the 1998 Plan as originally adopted and approved by shareholders. The principal purpose in doing so was to make this definition identical to the definition contained in various other agreements and plans of the Company, some of which were amended at the same time. In general, the amendment to the definition of Change of Control did not materially change the types of transactions which would constitute a Change of Control except for the transactions described in (a), below.

  In general, the 1998 Plan defines a "Change of Control" to include the following:

    (a) The acquisition by any individual, entity or group of 20% or more of the then outstanding shares of Common Stock of the Company (or, if the Company has more than one class of voting securities, the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors). However, the following transactions are excluded: (i) any acquisition directly from or by the Company, (ii) any acquisition by an employee benefit plan sponsored or maintained by the Company or any subsidiary, and (iii) any acquisition pursuant to a transaction which is excluded under (c), below;

    (b) Persons who are members of the "Incumbent Board" cease for any reason to constitute a majority of the Board of Directors. "Incumbent Board" means persons who were members of the Board of Directors on September 10, 1998 or persons whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors comprising the Incumbent Board (excluding any such person whose initial assumption of office occurred as a result of an actual or threatened election contest or solicitation of proxies or consents by or on behalf of a someone other than the Incumbent Board);

    (c) Consummation by the Company of a reorganization, merger, consolidation, or sale or other disposition of all or substantially all of its assets or the acquisition of assets of another entity (a "Business

  Combination") unless, immediately following such Business Combination, all of the following are true: (i) the shareholders who owned more than 50% of the Company's Common Stock (or the combined voting power of the voting securities of the Company entitled to vote generally in the election of directors) before the Business Combination continue to own, in substantially the same proportions, more than 50% of the outstanding shares of common stock and the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination; (ii) no shareholder (other than an employee benefit plan of the Company or of the corporation resulting from such Business Combination) owns 20% or more of the outstanding shares of common stock and the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination, and
  (iii) at least a majority of the members of the board of directors of the corporation resulting from the Business Combination were members of the Incumbent Board prior to the authorization of the Business Combination; or

    (d) The shareholders approve a complete liquidation or dissolution of the Company.

  CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following summary of certain federal income tax consequences arising from the grant, exercise and disposition of Common Stock acquired upon the exercise of Options and from the grant, lapse of restrictions on and disposition of Restricted Stock is necessarily selective and general and does not purport to describe the applicable provisions of the Code in detail.

  Stock Options. The grant of an Option will create no income tax consequences to the Participant or the Company.

  A Participant will recognize ordinary income at the time of exercise of an NSO in an amount equal to the excess of the fair market value of the Common Stock at such time over the exercise price (the "spread"). This Fair Market Value will become the Participant's tax basis in the Common Stock acquired upon exercise. A subsequent disposition of the Common Stock by the Participant will give rise to capital gain or loss to the extent the amount realized from the sale differs from the tax basis.

  A Participant will not recognize ordinary income as a result of the exercise of an ISO (except that the alternative minimum tax may apply). However, if the Participant fails to hold the shares of Common Stock acquired pursuant to the exercise of an ISO for at least two years from the date of grant of the ISO and one year from the date of exercise (a "Disqualifying Disposition"), the Participant will recognize ordinary income at the time of the disposition equal to the lesser of (a) the gain realized on the Disqualifying Disposition, or (b) the spread as of the date of exercise. Except in the case of a Disqualifying Disposition, any gain or loss realized by the Participant on the disposition of the Common Stock acquired pursuant to the exercise of an ISO will be treated as a capital gain or loss.

  Whenever a Participant is required to recognize ordinary income (either upon the exercise of an NSO or a Disqualifying Disposition), the Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the Participant, subject to certain provisions of the Code such as, for example, the limitations under Code Section 162(m) or the limitation on the deductibility of excess "golden parachute" payments under Code Sections 280G and 4999.

  The treatment of any capital gain or loss as long-term or short-term will be determined by the Participant's holding period under the applicable provisions of the Code. In any case, no deduction will be allowed to the Company upon the realization by the Participant of capital gain or loss.

  Restricted Stock. A Participant will not recognize income at the time of an award of Restricted Stock, unless the Participant makes an election under Code
Section 83 ("Section 83 Election"). Under Code Section 83, a Participant may, within 30 days after the date of the award of Restricted Stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such Restricted Stock on the date of the award. If the Participant does not make a Section 83 Election, he or she will recognize ordinary income at the time the restrictions lapse in an amount equal to the fair market value of the Restricted Stock at such time. In either case, the Company will be entitled to a corresponding deduction in the same amount and at the same time as the Participant recognizes income, subject to certain provisions of the Code such as, for example, the limitations under Code
Section 162(m) or the limitation on the deductibility of excess "golden parachute" payments under Code Sections 280G and 4999. If the Section 83 Election is made, any cash dividends received with respect to the Restricted Stock will be treated as dividend income to the Participant in the year of payment and will not be deductible by the Company.

  Any otherwise taxable disposition of the Restricted Stock after the time the restrictions lapse will result in long-term or short-term capital gain or loss. Dividends paid in cash and received by a Participant prior to the time the restrictions lapse will constitute ordinary income to the Participant in the year paid. Any dividends paid in Common Stock will be treated as an award of additional Restricted Stock subject to the tax treatment described herein.

  If a Participant who has made a Section 83 Election subsequently forfeits the Restricted Stock, the Participant will not be entitled to deduct any loss. In addition, the Company would then be required to include as ordinary income the amount of the deduction it originally claimed with respect to such shares.

  Withholding. The Company may withhold the amount of any tax attributable to any amount payable or shares of Common Stock deliverable under the 1998 Plan after giving the Participant notice as far in advance as practicable, and may defer making any such payment or delivery if any such tax may be pending, unless and until indemnified to its satisfaction. A Participant may elect to pay all or a portion of the federal, state and local withholding taxes by electing to (a) have the Company withhold shares of Common Stock, (b) tender back shares of Common Stock received in connection with such benefit, or (c) deliver other previously owned shares of Common Stock, in each case having a Fair Market Value equal to the amount to be withheld. The Committee may grant a cash bonus to a Participant who holds Restricted Stock to enable the Participant to pay all or a portion of the federal, state or local tax liability incurred by the Participant upon the vesting of Restricted Stock, but must deduct from any cash bonus such amount as may be required for the purpose of satisfying the Company's withholding obligations.

NEW PLAN BENEFITS

  On September 14, 1998, the Committee granted 348,000 Options and 42,000 shares of Restricted Stock under the 1998 Plan to certain officers of the Company. As of the date of this proxy statement, these are the only Options or Restricted Stock outstanding under the 1998 Plan. In order to preserve the Company's ability to deduct the compensation arising therefrom under Section 162(m), NSOs granted in September, 1998 under the 1998 Plan were issued subject to shareholder approval of the proposed amendment to Section 5.1 of the 1998 Plan. If the shareholders do not approve the proposed amendment to
Section 5.1 of the 1998 Plan these NSOs will be forfeited. Further, if the shareholders do not approve the proposed amendment to Section 5.1 of the 1998 Plan, the Company may be unable to deduct all or a portion of the compensation arising from the exercise of NSOs granted in the future under the 1998 Plan, although the Company reserves the right to grant such NSOs without regard to the deductibility of compensation arising therefrom.

  The NSOs which were granted on September 14, 1998, subject to shareholder approval of the proposed amendment to Section 5.1 of the 1998 Plan are as follows:

                                                                NUMBER   DOLLAR
      INDIVIDUAL OR GROUP                                       OF NSOS VALUE(1)
      -------------------                                       ------- --------
      Kenneth P. Manning.......................................  68,363    (1)
      Michael Fung.............................................  27,363    (1)
      Michael A. Wick..........................................  18,363    (1)
      Richard F. Hobbs.........................................  24,363    (1)
      James F. Palo............................................  17,363    (1)
      All executive officers as a group (2).................... 255,171    (1)

--------
(1) The dollar value of the NSOs is not determinable because the dollar value depends upon the future appreciation in the Fair Market Value of the Common Stock subject to such NSOs between the date of grant and the date (or dates) of exercise.
(2) The 1998 Plan does not provide for the award of Options or Restricted Stock to directors.

  Any benefits which may be awarded in the future under the 1998 Plan are subject to the discretion of the Committee and are therefore not determinable and are not included in the above table.

VOTE REQUIRED

  Assuming that a quorum is present, the proposed amendment to Section 5.1 of the 1998 Plan will be approved if more shares are voted in favor of approval than are voted against approval. Under Wisconsin law, any shares not voted at the Meeting with respect to the proposed amendment to the 1998 Plan (whether as a result of abstention, broker nonvote or otherwise) will have no impact on the vote.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL
       OF THE PROPOSED AMENDMENT TO SECTION 5.1 OF THE 1998 PLAN AS SET
            FORTH ABOVE. SHARES OF COMMON STOCK REPRESENTED AT THE
               MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE
                     VOTED "FOR" THE PROPOSED AMENDMENT TO
                         SECTION 5.1 OF THE 1998 PLAN.

                                    ITEM 4
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  Upon the recommendation of the Audit Committee of the Board of Directors, the Board, subject to shareholder ratification, has selected Deloitte & Touche LLP, certified public accountants, to audit the financial statements of the Company for the year ending September 30, 1999. Deloitte & Touche LLP has been the independent auditor of the Company for many years and has advised the Company that neither the firm nor any of its partners have any direct or indirect material financial interest in the Company.

  Although not required by law to submit the appointment to a vote by shareholders, the Board believes it appropriate, as a matter of policy, to request that the shareholders ratify the appointment of Deloitte & Touche LLP as independent auditors for fiscal 1999. Assuming that a quorum is present, the selection of Deloitte & Touche LLP will be deemed to have been ratified if more shares are voted in favor of ratification than are voted against ratification. Under Wisconsin law, any shares of Common Stock which are not voted on this matter at the Meeting (whether by abstention, broker nonvote or otherwise) will have no effect this matter. If the shareholders should not so ratify, the Board will reconsider the appointment.

  Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate shareholder questions.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
          THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP
           AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR
               ENDING SEPTEMBER 30, 1999. SHARES OF COMMON STOCK
                  REPRESENTED AT THE MEETING BY EXECUTED BUT
                   UNMARKED PROXIES WILL BE VOTED "FOR" THE
                        RATIFICATION OF SUCH SELECTION.

                                    ITEM 5
                                 OTHER MATTERS

  Company management knows of no business which will be presented for action at the Meeting other than those items identified in the Notice of Annual Meeting. Pursuant to the Company's Bylaws, written notice of any shareholder proposals to be presented at the Meeting must have been received by the Secretary no later than December 2, 1998. As no notice of any shareholder proposals was received, no business may be brought before the Meeting by any shareholders. If other matters are brought before the Meeting by the Board of Directors, it is intended that proxies will be voted at the Meeting in accordance with the judgment of the person or persons exercising the authority conferred by such proxies.

                 FUTURE SHAREHOLDER PROPOSALS AND NOMINATIONS

  The Company welcomes comments or suggestions from its shareholders. In the event a shareholder desires to have a proposal formally considered at the Annual Shareholders' Meeting in January, 2000 and included in the proxy statement for that meeting, the proposal must be in writing and received by the Secretary of the Company on or before August 17, 1999.

  In addition, the Company's Bylaws establish procedures for shareholder nominations for election of directors of the Company and bringing business before any annual meeting of shareholders of the Company. Among other things, to bring business before an annual meeting or to nominate a person for election as a director at an annual meeting, a shareholder must give written notice to the Secretary of the Company not more than 90 nor less than 50 days prior to the third Thursday after the first Friday in the month of January next following the last annual meeting held. The notice must contain certain information about the proposed business or the nominee and the shareholder making the proposal. Any shareholder interested in making a nomination or proposal should request a copy of the applicable Bylaw provisions from the Secretary of the Company.

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE REQUESTED TO DATE, SIGN AND RETURN THE PROXY CARD AS SOON AS POSSIBLE. IF YOUR SHARES ARE REGISTERED IN THE NAME OF A BROKER OR BANK, ONLY YOUR BROKER OR BANK CAN SUBMIT THE PROXY CARD ON YOUR BEHALF. PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND DIRECT HIM OR HER TO SUBMIT THE PROXY CARD ON YOUR BEHALF.

  UPON THE WRITTEN REQUEST OF ANY SHAREHOLDER, ADDRESSED TO THE SECRETARY OF THE COMPANY, THE COMPANY WILL PROVIDE TO SUCH SHAREHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S 1998 ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                          By Order of the Board of Directors

                                          John L. Hammond
                                          Secretary

December 15, 1998

                          UNIVERSAL FOODS CORPORATION

                             AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION

  These Amended and Restated Articles of Incorporation, duly adopted pursuant to Chapter 180 of the Wisconsin Statutes, supersede and take the place of the existing Articles of Incorporation and all amendments and restatements thereto.

                                  ARTICLE I.

                                     NAME.

  Section 1.1. Name.

  The name of the corporation is UNIVERSAL FOODS CORPORATION.

                                  ARTICLE II.

                                   PURPOSES.

  Section 2.1. Purposes.

  The purposes for which the corporation is organized are to engage in any lawful activity within the purposes for which corporations may be organized under the Wisconsin Business Corporation Law.

                                 ARTICLE III.

                                CAPITAL STOCK.

  Section 3.1. Number of Shares and Classes.

  The aggregate number of shares which the corporation has authority to issue is 250,250,000 divided into the following classes:

  Subsection 3.1.1. Common Stock. 250,000,000 shares at the par value of $0.10 per share designated as "Common Stock."

  Subsection 3.1.2. Cumulative Preferred Stock. 250,000 shares without par value designated as "Cumulative Preferred Stock," of which 100,000 shares are designated as Series A Participating Cumulative Preferred Stock pursuant to
Section 4.7 hereof.

                                  ARTICLE IV.

                PREFERENCES, LIMITATION AND RELATIVE RIGHTS OF
                          CUMULATIVE PREFERRED STOCK

  Section 4.1. Dividends and Distributions on Cumulative Preferred Stock.

  Subsection 4.1.1. The holders of Cumulative Preferred Stock of all series shall be entitled to receive dividends at such rates, upon such conditions and at such times as shall be stated in the resolution or resolutions of the Board of Directors providing for the issuance thereof and not inconsistent with the provisions hereof.

  Subsection 4.1.2. No dividend or other distribution, except a dividend payable solely in Common Stock, shall be paid on Common Stock, and no shares of Common Stock shall be purchased, redeemed or otherwise acquired by the corporation for a consideration, otherwise than in exchange for or through application of the proceeds of the sale of other Common Stock, if the payment of such dividend or distribution on Common Stock, or the making of any such purchase, redemption or other acquisition of Common Stock, will result in reducing the Consolidated Net Worth of the corporation below 150% of the aggregate involuntary liquidation amounts of all outstanding shares of Cumulative Preferred Stock.

  Subsection 4.1.3. All dividends on Cumulative Preferred Stock shall be without priority as between series, shall be paid out of net earnings or any surplus properly applicable to the payment thereof, shall be cumulative and shall be paid or set apart before any dividends or other distributions shall be paid or set apart for Common Stock, provided, however, that dividends may be declared and paid on Common Stock in Common Stock of the corporation. Any dividends paid upon the Cumulative Preferred Stock in an amount less than full cumulative dividends accrued and in arrears upon all Cumulative Preferred Stock outstanding shall, if more than one series be outstanding, be distributed among the different series in proportion to the aggregate amounts which would be distributable to the Cumulative Preferred Stock of each series if full cumulative dividends were declared and paid thereon.

  Subsection 4.1.4. The Cumulative Preferred Stock shall entitle the holder thereof to receive, out of net profits of the corporation or out of any surplus applicable to the payment of such dividends in each fiscal year as declared at any time by the Board of Directors, dividends at the rate fixed in the resolution or resolutions adopted by the Board of Directors pursuant to which the issuance of such Cumulative Preferred Stock shall be authorized. The dividends on the Cumulative Preferred Stock shall be cumulative, so that if at any time the full amount of dividends accrued and in arrears on the Cumulative Preferred Stock shall not be paid, the deficiency shall be payable before any dividends or other distributions shall be paid or set apart on the Common Stock, and before any sums shall be paid or set apart for the redemption of less than all of the Cumulative Preferred Stock then outstanding. Dividends on Cumulative Preferred Stock shall accrue from date of issue. Whenever all dividends accrued and in arrears on Cumulative Preferred Stock shall have been declared and shall have been paid or set apart, the Board of Directors may declare dividends on Common Stock out of the remaining net profits of the corporation, or out of surplus applicable to the payment of such dividends, subject to the restriction set forth in Subsection 4.1.2 hereof.

  Section 4.2. Issuance of Cumulative Preferred Stock.

  Subsection 4.2.1. No stock having preference or priority in rights or security over the Cumulative Preferred Stock may be issued unless first approved by the affirmative vote of such majority of the Cumulative Preferred Stock then outstanding as then required by law.

  Subsection 4.2.2. No Cumulative Preferred Stock shall be issued which, after giving effect to such issuance, would result in the aggregate involuntary liquidation amount of all outstanding shares of Cumulative Preferred Stock exceeding 66 2/3% of Consolidated Net Worth of the corporation.

  Section 4.3. Rights of Holders of Cumulative Preferred Stock on Liquidation.

  In the event of the voluntary liquidation or winding up of the corporation, the holders of Cumulative Preferred Stock shall be entitled to receive in full the fixed voluntary liquidation amount thereof plus accrued dividends thereon, all as provided in the resolution or resolutions providing for the issuance thereof, and no more, before any amount shall be paid to the holders of Common Stock. In the event of the involuntary liquidation of the corporation, the holders of the Cumulative Preferred Stock shall be entitled to receive in full the fixed involuntary liquidation amount thereof, plus accrued dividends thereon, all as provided in the resolution or resolutions providing for the issuance thereof and no more, before any amount shall be paid to the holders of Common Stock. The holders of all series of Cumulative Preferred Stock shall be entitled to receive all amounts described in the preceding provisions of this Section 4.3 out of the assets of the corporation, whether from capital, surplus or earnings. As used in this Section 4.3 "accrued dividends" means, in respect to each share of Cumulative Preferred Stock, an amount equal to the fixed dividend rate per annum for each share (without interest thereon), from the date from which cumulative dividends commenced to accrue in respect of such share to the date as of which the computation is to be made, less the aggregate amount (without interest) of all dividends paid thereon or declared and set aside for payment in respect thereof, whether or not any such dividends shall have been earned. If, upon any such voluntary or involuntary liquidation, the assets of the corporation distributable as aforesaid among the holders of the Cumulative Preferred Stock shall be insufficient to permit payment to them of the full preferential amounts aforesaid, then the entire assets of the corporation available for distribution to shareholders shall be distributed ratably among the holders of Cumulative Preferred Stock in proportion to the full preferential amounts to which they are respectively entitled.

  The holders of Cumulative Preferred Stock shall not otherwise be entitled to participate in any distribution of assets of the corporation which shall be divided and distributed among the holders of Common Stock according to their respective rights and preferences. No consolidation or merger of the corporation with or into another corporation or corporations and no sale by the corporation of all or substantially all of its assets shall be deemed a liquidation or winding up of the corporation within the meaning of this
Section 4.3.

  Section 4.4. Voting Rights of Cumulative Preferred Stock.

  The holders of the Cumulative Preferred Stock shall, together with the holders of Common Stock (neither the Cumulative Preferred Stock nor the Common Stock voting as a class), possess full voting rights for the election of directors and for other purposes, and for such purposes the holders of Cumulative Preferred Stock shall, subject to the provisions of the Bylaws of the corporation and of the Wisconsin Business Corporation Law relative to the fixing of the record date, be entitled to one vote for each share held by them respectively.

  Section 4.5. Directors' Authority to Establish Series of Cumulative Preferred Stock.

  The Cumulative Preferred Stock may be issued in series from time to time, with such designations, preferences and other rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the issuance of such series and adopted by the Board of Directors pursuant to the authority hereby given as provided by the Wisconsin Business Corporation Law and not inconsistent with the provisions hereof. Without limiting the authority granted to the Board of Directors in this Section, each series shall have such (a) rate of dividend;
(b) price at and terms and conditions on which shares may be redeemed; (c) amount payable upon shares in event of voluntary or involuntary liquidation;
(d) sinking fund provisions for the redemption or purchase of shares; and (e) terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion; as shall be stated or expressed in the resolution or resolutions of the Board of Directors providing for the issuance thereof.

  Section 4.6. Definitions.

  Subsection 4.6.1. The term "Consolidated Net Worth" of the corporation shall mean the Consolidated Net Worth of the corporation and all of its subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles.

  Subsection 4.6.2. The term "Subsidiary" shall mean any corporation or association of which not less than a majority of the capital stock or shares (having the power in all events to vote for the election of directors or trustees) is owned and controlled by the corporation either directly or through another Subsidiary.

  Section 4.7. Series A Participating Cumulative Preferred Stock.

  Subsection 4.7.1. Designation and Amount. The shares of such series shall be designated as "Series A Participating Cumulative Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 100,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the corporation convertible into Series A Preferred Stock.

  Subsection 4.7.2. Dividends and Distributions.

    (A) Subject to the rights of the holders of any shares of any series of Cumulative Preferred Stock (or any similar stock) ranking pari passu with the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $0.10 per share ("Common Shares"), of the corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of December, March, June and September in each year (each such date being referred to in this Section 4.7 as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in Common Shares or a subdivision of the outstanding Common Shares (by reclassification or otherwise), declared on the Common Shares since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the corporation shall at any time declare or pay any dividend on the Common Shares payable in Common Shares, or effect a subdivision or combination or consolidation of the outstanding Common Shares (by reclassification or otherwise than by payment of a dividend in Common Shares) into a greater or lesser number of Common Shares, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

    (B) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

  Subsection 4.7.3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

    (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the shareholders of the corporation.

    (B) Except as otherwise provided in these Articles of Incorporation, in any other Resolution of the Board of Directors creating a series of Cumulative Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of Common Shares and any other capital stock of the corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the corporation.

    (C) Except as set forth in these Articles of Incorporation or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Shares as set forth herein) for taking any corporate action.

  Subsection 4.7.4. Certain Restrictions.

  (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Subsection 4.7.2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the corporation shall not:

    (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

    (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

    (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

    (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

  (B) The corporation shall not permit any subsidiary of the corporation to purchase or otherwise acquire for consideration any shares of stock of the corporation unless the corporation could, under paragraph (A) of this Subsection 4.7.4, purchase or otherwise acquire such shares at such time and in such manner.

  Subsection 4.7.5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Cumulative Preferred Stock and may be reissued as part of a new series of Cumulative Preferred Stock subject to the conditions and restrictions on issuance set forth in these Articles of Incorporation or in any other Resolution of the Board of Directors creating a series of Cumulative Preferred Stock or any similar stock or as otherwise required by law.

  Subsection 4.7.6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $250 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of Common Shares, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the corporation shall at any time declare or pay any dividend on the Common Shares payable in Common Shares, or effect a subdivision or combination or consolidation of the outstanding Common Shares (by reclassification or otherwise than by payment of a dividend in Common Shares) into a greater or lesser number of Common Shares, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

  Subsection 4.7.7. Consolidation, Merger, etc. In case the corporation shall enter into any consolidation, merger, combination or other transaction in which the Common Shares are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each Common Share is changed or exchanged. In the event the corporation shall at any time declare or pay any dividend on the Common Shares payable in Common Shares, or effect a subdivision or combination or consolidation of the outstanding Common Shares (by reclassification or otherwise than by payment of a dividend in Common Shares) into a greater or lesser number of Common Shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

  Subsection 4.7.8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

  Subsection 4.7.9. Rank. The Series A Preferred Stock shall be of equal rank, with respect to the payment of dividends and the distribution of assets, to all series of any other class of the corporation's Cumulative Preferred Stock.

  Subsection 4.7.10. Amendment. These Articles of Incorporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class. In addition to the rights, preferences and privileges accorded to the Series A Preferred Stock in this Section 4.7, the Series A Preferred Stock shall have the rights, privileges and preferences, and be subject to the limitations, accorded generally to the Cumulative Preferred Stock in the foregoing Sections 4.1 through 4.6.

                                  ARTICLE V.

                              PRE-EMPTIVE RIGHTS.

  Section 5.1. Pre-emptive Rights.

  No holder of any class of stock of the corporation shall, because of such holder's ownership of said stock, have any pre-emptive or other right to purchase, or subscribe for, or take any part of any class of stock, or any part of the notes, debentures, bonds or other securities convertible into or carrying options or warrants to purchase any class of stock of this corporation.

                                  ARTICLE VI.

                     REGISTERED OFFICE; REGISTERED AGENT.

  Section 6.1. Registered Office; Registered Agent.

  The address of the registered office of the corporation is 433 East Michigan Street, Milwaukee, Wisconsin 53202, and the registered agent at the registered office of the corporation is John L. Hammond.

                                 ARTICLE VII.

                       DIRECTORS; REMOVAL OF DIRECTORS.

  Section 7.1. Directors.

  The number of directors constituting the Board of Directors of the corporation shall be fixed from time to time by the Bylaws of the corporation. The Board of Directors of the corporation shall be divided into three (3) classes. The term of office of the first class of directors shall expire at the first annual meeting after their election, the term of office of the second class shall expire at the second annual meeting after their election and that of the third class shall expire at the third annual meeting after their election. At each annual meeting after classification of the Board of Directors, the class of directors whose term expires at the time of such election shall be elected to hold office until the third succeeding annual meeting. The number of directors in each class shall be as fixed from time to time in the Bylaws.

  Section 7.2. Removal of Directors.

  A director may be removed from office by affirmative vote of two thirds ( 2/3) of the outstanding shares entitled to vote for the election of such director, taken at a meeting of shareholders called for that purpose, and any vacancy so created may be filled by such shareholders.

                                 ARTICLE VIII.

                            ACQUISITION OF SHARES.

  Section 8.1. Acquisition of Shares.

  The corporation is authorized by action of the Board of Directors without consent of shareholders to purchase, take, receive or otherwise acquire shares of the corporation subject to the provisions of Sections 180.0603, 180.0631, and 180.0640 of the Wisconsin Statutes and Section 4.1.2 hereof.

                                  ARTICLE IX.

                                DISTRIBUTIONS.

  Section 9.1. Distributions.

  The Board of Directors may from time to time distribute to shareholders in partial liquidation out of stated capital or net capital surplus of the corporation, a portion of its assets, in cash or property.

                                  ARTICLE X.

                          REPURCHASE OF COMMON STOCK.

  Section 10.1. Repurchase Rights.

  Subsection 10.1.1. In the event that any person (Acquiring Person) (i) who is the beneficial owner, directly or indirectly, of more than fifty percent of the Common Stock outstanding becomes the beneficial owner, directly or indirectly, of any additional Common Stock pursuant to a tender offer or (ii) becomes the beneficial owner, directly or indirectly, of more than fifty percent of the Common Stock outstanding and any of such Common Stock was acquired pursuant to a tender offer, each holder of Common Stock, other than the Acquiring Person or a transferee of the Acquiring Person, shall have the right until and including the thirtieth day following the date the notice to holders of Common Stock referred to in Section 10.3 herein is mailed to have the Common Stock held by such holder repurchased by the corporation at the Repurchase Price determined as provided in Section 10.5 herein, and each holder of securities convertible into Common Stock or of options, warrants, or rights exercisable to acquire Common Stock prior to such thirtieth day, other than the Acquiring Person or a transferee of the Acquiring Person, shall have the right simultaneously with the conversion of such securities or exercise of such options, warrants, or rights to have the Common Stock to be received thereupon by such holder repurchased by the corporation at the Repurchase Price.

  Subsection 10.1.2. All repurchase rights hereunder shall be subject to, and limited by, any provision contained in the Wisconsin Statutes, in Article IV hereof, or in any loan agreement entered into at any time by the corporation, which limits the amounts which may be used by the corporation to repurchase Common Stock of the corporation.

  Subsection 10.1.3. No holder of Common Stock of the corporation shall have any right to have Common Stock repurchased by the corporation pursuant to this
Article X if the corporation, acting through a majority of its Board of Directors, shall within ten (10) days following the announcement or publication of such tender offer or following any amendment of such tender offer recommend to the holders of Common Stock that such tender offer be accepted.

  Section 10.2. Definitions.

  Subsection 10.2.1. The term "person" shall include an individual, a corporation, partnership, trust or other entity. When two or more persons act as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring Common Stock, such partnership, syndicate or group shall be deemed a "person".

  Subsection 10.2.2. For the purpose of determining whether a person is an Acquiring Person, such person shall be deemed to beneficially own (i) all Common Stock with respect to which such person has the capability to control or influence the voting power in respect thereof and (ii) all Common Stock which such person has the immediate or future right to acquire, directly or indirectly, pursuant to agreements, through the exercise of options, warrants or rights or through the conversion of convertible securities or otherwise; and all Common Stock which such person has the right to acquire in such manner shall be deemed to be outstanding shares, but Common Stock which any other person has the right to acquire in such manner shall not be deemed to be outstanding shares.

  Subsection 10.2.3. The acquisition of Common Stock by the corporation or by any person controlled by the corporation shall not engender the right to have Common Stock repurchased pursuant to this Article.

  Subsection 10.2.4. The right to have Common Stock repurchased pursuant to this Article shall attach to such shares and shall not be personal to the holder thereof.

  Subsection 10.2.5. The term "tender offer" shall mean an offer to acquire or an acquisition of Common Stock pursuant to a request or invitation for tenders or an offer to purchase such shares for cash, securities or any other consideration.

  Subsection 10.2.6. The term "market purchases" shall mean the acquisition of Common Stock from holders of such shares in privately negotiated transactions or in transactions effected through a broker or dealer.

  Subsection 10.2.7. Subject to the provisions of Section 10.2.2 herein, "outstanding shares" shall mean shares of Common Stock which at the time in question have been issued by the corporation and not reacquired and held or retired by it or held by any subsidiary of the corporation.

  Section 10.3. Repurchase Procedure.

  Not later than thirty (30) days following the date on which the corporation receives credible notice that any person has become an Acquiring Person whereupon the right shall be engendered to have Common Stock repurchased by the corporation under this Article X, the corporation shall give written notice, by first class mail, postage prepaid, at the address shown on the records of the corporation, to each holder of record of Common Stock (and to any other person known by the corporation to have rights to demand repurchase pursuant to Section 10.1 of this Article) as of a date not more than seven (7) days prior to the date of the mailing pursuant to this Section 10.3 and shall advise each such holder of the right to have shares repurchased and the procedures for such repurchase. In the event that the corporation fails to give notice as required by this Section 10.3, any holder entitled to receive such notice may within thirty (30) days thereafter serve written demand upon the corporation to give such notice. If within thirty (30) days after the receipt of written demand the corporation fails to give the required notice, such holder may at the expense and on behalf of the corporation take such reasonable action as may be appropriate to give notice or to cause notice to be given pursuant to this Section 10.3.

  Subsection 10.3.1. In the event Common Stock is subject to repurchase in accordance with this Article X, the directors of the corporation shall designate a Repurchase Agent, which shall be a corporation or association (i) organized and doing business under the laws of the United States or any State,
(ii) subject to supervision or examination by Federal or State authority,
(iii) having combined capital and surplus of at least $5,000,000 and (iv) having the power to exercise corporate trust powers.

  Subsection 10.3.2. For a period of ninety days from the date of the mailing of the notice to holders of Common Stock referred to in this Section 10.3, holders of Common Stock and other persons entitled to have Common Stock repurchased pursuant to this Article X may, at their option, deposit certificates representing all or less than all Common Stock held of record by them with the Repurchase Agent together with written notice that the holder elects to have such shares repurchased pursuant to this Article X. Repurchase shall be deemed to have been effected at the close of business on the day such certificates are deposited in proper form with the Repurchase Agent.

  Subsection 10.3.3. The corporation shall promptly deposit in trust with the Repurchase Agent cash in an amount equal to the aggregate Repurchase Price of all of the Common Stock deposited with the Repurchase Agent for purposes of repurchase.

  Subsection 10.3.4. As soon as practicable after receipt by the Repurchase Agent of the cash deposit by the corporation referred to in this Section 10.3, the Repurchase Agent shall issue its checks payable to the order of the persons entitled to receive the Repurchase Price of the Common Stock in respect of which such cash deposit was made.

  Subsection 10.3.5. In the event the corporation is unable to deposit with the Repurchase Agent cash in the full amount of the aggregate Repurchase Price of all shares deposited for repurchase, because of limitations upon repurchase of Common Stock contained in the Wisconsin Statutes, in Article IV hereof, or in any loan agreement entered into at any time by the corporation, the corporation shall promptly deposit with the Repurchase Agent the maximum amount of cash which may be used for the repurchase of Common Stock, under the most restrictive of the applicable limitations upon such repurchase. In the event of deposit of less than the full aggregate Repurchase Price pursuant to the provisions of this subsection, the Repurchase Agent shall use the amount so deposited to repurchase the deposited shares pro tanto, in proportion to the number of shares deposited by each shareholder for repurchase. Certificates representing all shares which remain unpurchased shall be returned to the depositors thereof as soon as practicable thereafter, and there shall be no further repurchase rights with respect to such shares arising in connection with the transactions already completed.

  Section 10.4. Retired Stock.

  All Common Stock with respect to which repurchase has been effected pursuant to this Article X shall thereupon be deemed retired.

  Section 10.5. Repurchase Price.

  The Repurchase Price shall be the amount payable by the corporation in respect of each share of Common Stock with respect to which repurchase has been demanded pursuant to this Article X and shall be the greatest amount determined on any of the following three bases:

    (i) The highest price per share of Common Stock, including any commission paid to brokers or dealers for solicitation or whatever, at which Common Stock held by the Acquiring Person were acquired pursuant to a tender offer regardless of when such tender offer was made or were acquired pursuant to any market purchase or otherwise within eighteen months prior to the notice to holders of Common Stock referred to in Section 10.3 herein. For purposes of this subsection (i), if the consideration paid in any such acquisition of Common Stock consisted, in whole or part, of consideration other than cash, the Board of Directors of the corporation shall take such action, as in its judgment it deems appropriate, to establish the cash value of such consideration, but such valuation shall not be less than the cash value, if any, ascribed to such consideration by the Acquiring Person.

    (ii) The highest sale price per share of Common Stock for any trading day during the eighteen months prior to the notice to holders of Common Stock referred to in Section 10.3 herein. For purposes of this subsection (ii), the sale price for any trading day shall be the last sale price per share of Common Stock traded on the New York Stock Exchange or other national securities exchange, or, if Common Stock of the corporation is not then traded on a national securities exchange, the mean of the closing bid and asked price per share of Common Stock.

    (iii) The amount of shareholders' equity in respect of each outstanding share of Common Stock as determined in accordance with generally accepted accounting principles and as reflected in any published report by the corporation as at the fiscal year quarter ending immediately preceding the notice to shareholders referred to in Section 10.3 herein.

  Subsection 10.5.1. The determinations to be made pursuant to Section 10.5 shall be made by the Board of Directors not later than the date of the notice to holders of Common Stock referred to in Section 10.3 herein. In making such determination the Board of Directors may engage such persons, including investment banking firms and the independent accountants, who have reported on the most recent financial statements of the corporation, and utilize employees and agents of the corporation, who will, in the judgment of the Board of Directors, be of assistance to the Board of Directors.

  Subsection 10.5.2. The determinations to be made pursuant to this Section 10.5, when made by the Board of Directors acting in good faith on the basis of such information and assistance as was then reasonably available for such purpose, shall be conclusive and binding upon the corporation and its shareholders, including any person referred to in Section 10.1 herein.

[Logo]

UNIVERSAL FOODS CORPORATION
433 East Michigan Street
Milwaukee, Wisconsin 53202

Notice of Annual Meeting
To be Held January 21, 1999


December 1998




Dear Fellow Shareholder:

You are invited to attend the Annual Meeting of Shareholders of Universal Foods Corporation. The meeting will be held on Thursday, January 21, 1999, at 2:00 p.m. at the Italian Community Center, 631 East Chicago Street, Milwaukee, Wisconsin. Directions to the meeting and a map are provided on the reverse side of this letter.

We hope that you will be able to join us at the meeting to review the year and take a look at what the future holds for our company. In addition, the business to be transacted is the election of directors, approval of the Company's Amended and Restated Articles of Incorporation to increase the Company's authorized Common Stock, approval of an amendment to the 1998 Stock Option Plan, and ratification of the appointment of auditors.

Whether or not you plan to attend, it is important that you exercise your right to vote as a shareholder. Please indicate your vote on the proxy card below, sign and date the card, detach it from this letter and return it promptly to Corporate Election Services, Inc., our independent proxy tabulator, in the envelope provided. Be assured that your votes are completely confidential.

We look forward to seeing you at the meeting. On behalf of the officers and directors of Universal Foods Corporation, we want to thank you for your continued support and confidence.

Sincerely,

/s/ Kenneth P. Manning

Kenneth P. Manning
Chairman, President and Chief Executive Officer

================================================================================

UNIVERSAL FOODS CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JANUARY 21, 1999

The undersigned constitutes and appoints KENNETH P. MANNING, and JOHN L. HAMMOND, and each of them, with full power of substitution, the true and lawful Proxies of the undersigned, to represent and vote, as designated below, all shares of Common Stock of Universal Foods Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at the Italian Community Center, 631 East Chicago Street, Milwaukee, Wisconsin, on Thursday, January 21, 1999, 2:00 p.m. Central Standard Time, and at any adjournment thereof:

1.  Election of Directors   [ ] FOR all nominees listed   [ ] WITHHOLD authority
                                below (except as marked       to vote for all
                                to the contrary below).       nominees listed
                                                              below.

Richard A. Abdoo, Dr. Fergus M. Clydesdale, Alberto Fernandez, James L. Forbes, Dr. Carol I. Waslien Ghazaii

 (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)

          ----------------------------------------------------------

2. Proposal to approve the Company's Amended and Restated Articles of Incorporation, including an amendment to Section 3.1 to increase the number of authorized shares of Common Stock to 250,000,000.

    [ ] For [ ] Against    [ ] Abstain

3. Proposal to amend Section 5.1 of the Universal Foods Corporation 1998 Stock Option Plan.

    [ ] For [ ] Against    [ ] Abstain

4. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for fiscal 1999.

    [ ] For [ ] Against    [ ] Abstain

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES AND "FOR" ITEMS 2, 3 AND 4.

================================================================================

UNIVERSAL FOODS                [AREA MAP OF SHAREHOLDERS MEETING & PARKING]
CORPORATION


ANNUAL MEETING
OF SHAREHOLDERS

JANUARY 21, 1999         Convenient Free Parking
AT 2:00 P.M.





PLEASE FOLD HERE BEFORE DETACHING PROXY CARD
-------------------------------------------------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN ITEM 1 AND "FOR" ITEMS 2, 3 AND 4.

                                              The undersigned acknowledges
                                              receipt of the Notice of said
                                              Annual Meeting and the
                                              accompanying Proxy Statement and
                                              Annual Report.

                                              Dated: ___________________, 199_

                                              Signed _________________________

                                              ________________________________
                                              (Please print name)

                                              NOTE: Please sign exactly as your
                                              name appears on your stock
                                              certificate. Joint owners should
                                              each sign personally. A
                                              corporation should sign full
                                              corporate name by duly authorized
                                              officers and affix corporate seal.
                                              When signing as attorney,
                                              executor, administrator, trustee
                                              or guardian, give full title as
                                              such.




THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNIVERSAL FOODS CORPORATION.

UNIVERSAL FOODS                [AREA MAP OF SHAREHOLDERS MEETING & PARKING]
CORPORATION


ANNUAL MEETING
OF SHAREHOLDERS

JANUARY 21, 1999         Convenient Free Parking
AT 2:00 P.M.





PLEASE FOLD HERE BEFORE DETACHING PROXY CARD
-------------------------------------------------------------------------------

SAVINGS PLAN -- 401(K)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN ITEM 1 AND "FOR" ITEMS 2, 3 AND 4.

                                              The undersigned acknowledges
                                              receipt of the Notice of said
                                              Annual Meeting and the
                                              accompanying Proxy Statement and
                                              Annual Report.

                                              Dated: ___________________, 199_

                                              Signed _________________________

                                              ________________________________
                                              (Please print name)

                                              NOTE: Please sign exactly as your
                                              name appears on your stock
                                              certificate. Joint owners should
                                              each sign personally. A
                                              corporation should sign full
                                              corporate name by duly authorized
                                              officers and affix corporate seal.
                                              When signing as attorney,
                                              executor, administrator, trustee
                                              or guardian, give full title as
                                              such.




THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNIVERSAL FOODS CORPORATION.

UNIVERSAL FOODS                [AREA MAP OF SHAREHOLDERS MEETING & PARKING]
CORPORATION


ANNUAL MEETING
OF SHAREHOLDERS

JANUARY 21, 1999         Convenient Free Parking
AT 2:00 P.M.





PLEASE FOLD HERE BEFORE DETACHING PROXY CARD
-------------------------------------------------------------------------------

EMPLOYEE STOCK OWNERSHIP PLAN (ESOP)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN ITEM 1 AND "FOR" ITEMS 2, 3 AND 4.

                                              The undersigned acknowledges
                                              receipt of the Notice of said
                                              Annual Meeting and the
                                              accompanying Proxy Statement and
                                              Annual Report.

                                              Dated: ___________________, 199_

                                              Signed _________________________

                                              ________________________________
                                              (Please print name)

                                              NOTE: Please sign exactly as your
                                              name appears on your stock
                                              certificate. Joint owners should
                                              each sign personally. A
                                              corporation should sign full
                                              corporate name by duly authorized
                                              officers and affix corporate seal.
                                              When signing as attorney,
                                              executor, administrator, trustee
                                              or guardian, give full title as
                                              such.




THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNIVERSAL FOODS CORPORATION.